MASTER PARTICIPATION AGREEMENT

UNITED STATES DEPARTMENT OF EDUCATION

JULY 25, 2008

PARTICIPATION INTERESTS IN ELIGIBLE LOANS MADE PURSUANT TO THE
FEDERAL FAMILY EDUCATION LOAN PROGRAM

TABLE OF CONTENTS

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EXHIBITS

Exhibit A FORM OF ADOPTION AGREEMENT

Exhibit B  FORM OF PARTICIPATION PURCHASE REQUEST

Exhibit C  FORM OF CLASS A PARTICIPATION CERTIFICATE

Exhibit D  FORM OF CLASS B PARTICIPATION CERTIFICATE

Exhibit E  FORM OF OFFICER’S CERTIFICATE

Exhibit F  FORM OF OPINION OF COUNSEL TO THE SPONSOR

Exhibit G  FORM OF SECURITY RELEASE CERTIFICATION

Exhibit H  FORM OF NOTICE OF INTENT TO PARTICIPATE

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MASTER PARTICIPATION AGREEMENT

This is a Master Participation Agreement, dated as of July 25, 2008 (“Master
Participation Agreement”), among the United States Department of Education (“Department”),an individual Eligible Lender or the holder of beneficial interests in Loans (such entity,“Sponsor”), and if the latter, the related Eligible Lender Trustee, each made party to this Master Participation Agreement by executing an Adoption Agreement in the form attached hereto as Exhibit A (“Adoption Agreement”), and the Sponsor’s Custodian made party to this Master Participation Agreement by executing the Adoption Agreement (“Custodian”).

WHEREAS, pursuant to Section 459A of the Higher Education Act of 1965, as amended by the Ensuring Continued Access to Student Loans Act of 2008 (Pub. L. No. 110-227) (“Higher Education Act”), the Department has the authority to purchase Stafford Loans and PLUS Loans, on such terms as the Secretary of Education, the Secretary of the Treasury, and the Director of the Office of Management and Budget jointly determine are in the best interest of the United States to encourage Eligible Lenders to provide students and parents access to Stafford Loans and PLUS Loans made under the Federal Family Education Loan Program for the 2008-2009 academic year;

WHEREAS, the Sponsor has an ownership interest in certain Stafford Loans and PLUS Loans guaranteed under the Higher Education Act;

WHEREAS, the Sponsor may desire to sell Participation Interests (as defined below) in such loans from time to time and the Department may desire to purchase such Participation Interests from the Sponsor;

WHEREAS, to the extent that the Department, the Sponsor, the Eligible Lender Trustee (if applicable) and the Custodian enter into an Adoption Agreement, this Master Participation Agreement shall provide for the Sponsor to sell to the Department certain Participation Interests in such loans by transfer to the Custodian as trustee for the benefit of the Department and the Sponsor, as applicable, of all of the Sponsor’s right, title and interest in, to and under such loans (including the right to service such loans) and by the creation and conveyance to the Department and the Sponsor of the Participation Interests, all on the terms and conditions set forth below;

WHEREAS, upon the execution of the Adoption Agreement, the Custodian shall be appointed by the Sponsor and the Department to hold legal title to each such loan and to hold in its physical possession (either directly or through a delegee) the related promissory note and all documents and records related to each such loan and the Custodian shall agree, in its capacity as trustee, to accept the transfer of legal title to such loans from time to time, to hold such loans (including the right to service such loans) and such documents and records in trust for the benefit of the Sponsor or the Department, as applicable, and to issue the Participation Interests in such loans as provided herein; and

WHEREAS, by its execution of an Adoption Agreement to this Master Participation Agreement, and upon each transfer of Participation Interests to the Department hereunder, the Sponsor shall represent to the Department that it or the entities on whose behalf it holds FFELP loans as an aggregator of FFELP loans, shall continue to participate in the Federal Family Education Loan Program and that at such time as funds become reasonably available to it or to those entities from private sources on affordable terms, it will originate new FFELP loans or acquire FFELP loans made by other lenders after the Department’s purchases of Participation Interests in Loans from the Sponsor.

NOW, THEREFORE, in connection with the mutual promises contained herein, the parties hereto agree as follows:

 Section 1. Terms. This Master Participation Agreement establishes the terms under which the Sponsor, together with any Eligible Lender Trustee that holds legal title to Eligible Loans on behalf of that Sponsor and that is authorized on behalf of that Sponsor to sell Eligible Loans, may sell, and the Department shall purchase, Participation Interests in the Eligible Loans specified on each Loan Schedule attached to each Participation Purchase Request as the parties may execute from time to time pursuant to this Master Participation Agreement, subject to the terms of this Master Participation Agreement. Each such Participation Purchase Request shall be substantially in the form of Exhibit B, attached hereto, incorporating by reference the terms of this Master Participation Agreement, and shall be a separate agreement among the Sponsor, an Eligible Lender Trustee (if applicable), the Custodian and the Department with respect to the Participation Interests covered by the terms of such Participation Purchase Request and the Eligible Loans underlying such Participation Interests covered by the terms of such Participation Purchase Request for all purposes.

If the terms of a Participation Purchase Request conflict with the terms of this Master Participation Agreement, the terms of this Master Participation Agreement shall supersede and govern except to the extent that such conflict is specifically noted in the Participation Purchase Request and the parties acknowledge and agree that notwithstanding such conflict, the terms of the Participation Purchase Request shall govern.

      The Department will not execute an Adoption Agreement to enter into a Master Participation Agreement with any Sponsor after July 1, 2009. Further, in  order to sell any Participation Interests pursuant to this Master Participation Agreement, the Sponsor must notify the Department no later than July 1, 2009 that it will sell such Participation Interests, and must exercise the option to sell Participation Interests in Eligible Loans on or before August 1, 2009. The Sponsor may sell a Participation Interest after August 1, 2009 only if that interest is in a Loan that is a Purchased Eligible Loan and the following conditions are met: (a) the first disbursement on the Purchased Eligible Loan was made by July 1, 2009, (b) such Loan became subject to a Participation Interest by August 1, 2009, (c) the final disbursement on such Loan is made no later than September 30, 2009, (d) the Sponsor notifies the Department that the Sponsor intends to redeem the Participation Interest in the fully-disbursed Loan and sell the loan to the Department under the Put Option, and (e) the Sponsor completes the sale of the Participation Interest in the fully-disbursed Loan no later than thirty (30) calendar days after the second disbursement. If a Sponsor fails to meet these deadlines, as applicable, the right to sell Participation Interests hereunder shall terminate and the Department will not honor any commitment to purchase Participation Interests.

No Loan will be eligible to become subject to a Participation Interest for sale hereunder to the Department if the first disbursement was made prior to the date on which the Department  received the Notice of Intent to Participate from the Sponsor, except that, in the event that the Department receives such Notice of Intent to Participate on or before July 31, 2008, the related Eligible Lender shall be permitted to sell to the Department Participation Interests in Eligible Loans that were originated on or after May 1, 2008. In addition, no Loan will be eligible hereunder unless the Sponsor, and, if the Loan was made by a lender other than the Sponsor, that lender, each provided timely and appropriate notice to the Department of its intention to enter into the Master Loan Sale Agreement.

Any Eligible Lender that claims Special Allowance Payments at the rate payable for eligible not-for-profit holders of loans and that seeks to aggregate Eligible Loans to become subject to Participation Interests hereunder must do so through a Sponsor that aggregates only loans that qualify for Special Allowance Payments at that rate.

Section 2. Commitment to Lend Under the FFEL Program. By its execution of an Adoption Agreement, and upon each sale hereunder, the Sponsor represents to the Department:

(a) If the Sponsor acts on its own behalf, that it shall continue to participate in the FFELP (either itself or through an Eligible Lender Trustee) and that at such time as funds become reasonably available to it from private sources, it will originate new FFELP loans or acquire FFELP loans made by other lenders after the date of the sale of the Participation Interests to the Department hereunder, and

(b) If the Sponsor acts on behalf of any other entity as an aggregator of FFELP loans, that it is authorized to represent, and has received written assurance from each such entity, which assurance will be provided to the Department upon request, that at such time as funds become reasonably available to them from private sources, each of these entities will continue, as applicable, to originate or finance the origination of FFELP loans, or to acquire or finance the acquisition of FFELP loans made by other lenders, after the date of the sale of the Participation Interests to the Department hereunder.

Section 3. Definitions. For purposes of this Master Participation Agreement the following capitalized terms shall have the respective meanings set forth below:

“Adoption Agreement” means an Adoption Agreement, substantially in the form of Exhibit A, attached hereto, of which this Master Participation Agreement forms a part by reference, by and among the Department, a Sponsor, an Eligible Lender Trustee (if applicable), and a Custodian obligating each of the parties thereto the terms of this Master Participation Agreement.

 “Adverse Event” shall mean the occurrence of any of the following with respect to a Person:

(i) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator or other similar official in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against such Person and such decree or order shall have remained in force, undischarged or unstayed for a period of sixty (60) days; or

(ii) such Person shall consent to the appointment of a conservator or receiver or liquidator or other similar official in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to such Person or relating to all or substantially all of such Person's property; or

(iii) such Person shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

 “Agreement” shall mean, collectively, this Master Participation Agreement and the related Adoption Agreement and all amendments thereto.

“Borrower” means the student or parent obligor on a Loan.

“Business Day” means any day other than (i) a Federal holiday, (ii) a Saturday or Sunday, or (iii) any other day on which banking institutions or trust companies, operating in the state(s) or jurisdiction(s) where either the Custodian or the Servicer are headquartered, are authorized or obligated by law, regulation or executive order to remain closed.

“Capital Account” has the meaning set forth in Section 23(c) hereof.

“Class A Participation Certificate” has the meaning set forth in Section 5(b) hereof.

“Class A Participation Interest” means a participation interest in one or more Eligible Loans, which consists of (A) a 100% beneficial ownership interest in the principal portion of such Eligible Loans, and (B) the right to receive the Participant’s Yield in respect of such Eligible Loans.

“Class B Participation Certificate” has the meaning set forth in Section 5(b) hereof.

“Class B Participation Interest” means a participation interest in one or more Eligible Loans which consists of (A) the right to either redeem such Eligible Loans or to exercise the Put Option pursuant to Section 15 hereof and (B)
the right to receive all Collections on such Eligible Loans other than (1) the Participant’s Yield, and (2)
principal collections on such Eligible Loans.

“Code” means the United States Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto.

“Collateral” has the meaning set forth in Section 6(a) hereof.

“Collection Account” shall mean the segregated account established pursuant to Section 11(a) hereof.

“Collections” has the meaning set forth in Section 11(a) hereof.

“Commercial Paper Rate” means the commercial paper rate determined by the Department on a quarterly basis and published pursuant to Section 438(b)(2)(I)(i)(I) of the Higher Education Act.

“Custodian” means the custodian of Eligible Loans designated by the Sponsor (or a successor custodian appointed pursuant to Section 17 hereof), which is a party hereto pursuant to an Adoption Agreement executed and delivered pursuant to the terms hereof, and (i) which is a National or State-chartered bank, (ii) which is an Eligible Lender, and (iii) as to which the representations and warranties set forth in Section 10(c) of this Agreement are true and correct.

“Custodian Event of Default” means one or more of the following shall occur and be continuing with respect to the Custodian:

(i)     if for any reason the Custodian is no longer an Eligible Lender; or

(ii)    any failure by the Custodian to remit to the Department or the Sponsor, as applicable, any Collections pursuant to
Section 11 hereof; or

(iii)   any failure by the Custodian to duly observe or perform, in any material respect, any other covenants, obligations or agreements of the Custodian as set forth in the Agreement, which failure continues unremedied for a period of thirty (30)
days after the earlier of the date on which (x) the Custodian shall have actual knowledge of such failure, or (y) written notice of such failure, requiring the same to be remedied, shall have been given to the Custodian by the Sponsor or the Department; or

(iv)   an Adverse Event with respect to the Custodian shall have occurred and be continuing beyond the expiration of any applicable grace period; or

(v)    the Custodian attempts to sell or otherwise dispose of all or substantially all of its property or assets, or to assign any of its obligations hereunder or all or any portion of the Eligible Loans subject to a Participation Interest hereunder.

“Department” has the meaning set forth in the preamble hereto.

“Eligible Borrower Benefits” means only those borrower benefits for a Loan that are (i) unconditional upfront fee reductions which are accrued and paid or made prior to the date on which a Participation Interest is sold hereunder, or (ii) permitted reductions in interest  rates of not more than 0.25 percent that are contingent on the use of an automatic payment process by the Borrower for any payments due.

“Eligible Lender” means any entity that is an eligible lender under Section 435(d)
of the Higher Education Act.

“Eligible Lender Trustee” means an Eligible Lender that holds legal title to an Eligible Loan for the benefit or on behalf of the Sponsor which holds the related  beneficial ownership interest in such Eligible Loan, that is authorized to sell
Eligible Loans on behalf of the Sponsor, and that executes an Adoption Agreement together with such Sponsor.

“Eligible Loan” means a Loan that meets the following criteria as of the applicable Purchase Date:

(i) the Loan was made for a loan period that includes, or begins on or after, July 1, 2008 and on which the first disbursement is made on or after May1, 2008 but no later than July 1, 2009 and, if not fully disbursed on the Purchase Date, is scheduled to be fully disbursed no later than September 30, 2009;

(ii) the Loan has been originated and serviced in compliance with all  requirements of applicable law, including the Higher
 Education Act and the implementing regulations, the Equal Credit Opportunity Act, Regulation B and other applicable consumer credit laws and equal credit opportunity laws, as applicable to such Loan;

(iii) at least one disbursement has been made on the Loan;

(iv) the Loan is guaranteed at least 97% as to principal and interest by the applicable Guarantor and eligible for reinsurance by the Department in accordance with the Higher Education Act;

(v) the Loan bears interest at a stated rate equal to the maximum rate permitted under the Higher Education
Act for such loan;

(vi) the Loan is eligible for the payment of quarterly Special Allowance Payments;

(vii) if the Loan is not yet in repayment status, the Loan is eligible for payment of Interest Subsidy Payments, or if not eligible, has interest either billed quarterly to the Borrower or capitalized to the extent permitted by the applicable Guarantor;

(viii) the Loan is evidenced by a signed Promissory Note and any addendum thereto or the electronic records evidencing the same, containing terms in accordance with those required by the Higher Education Act, the applicable Guarantee Agreement and other applicable requirements, and which does not require the Borrower to consent to the transfer, sale or assignment of the rights and duties of the Sponsor and does not contain any provision that restricts the ability of the Department to exercise its rights under this Agreement or any rights the Department may have under the related documents;

(ix) immediately prior to the transfer of title to the Custodian, the Sponsor, together with the Eligible Lender Trustee (if applicable), had good and marketable title to, and was the sole owner of, the Loan, free and clear of all security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances of any nature (other than an interest or lien that will be released simultaneously with the purchase of the related Class A Participation Interest pursuant to a Security Release Certification) and no right of rescission, offsets, defenses or counterclaims have been asserted or threatened with respect to the Loan;

(x) the Loan has not been modified, extended or renegotiated in any way, except as required under the Higher Education Act or other applicable laws, rules and regulations, and the applicable Guarantee Agreement;

(xi) the Loan constitutes a legal, valid and binding obligation to pay on the part of the related Borrower enforceable in accordance with its terms and is notsubject to a current bankruptcy proceeding;

(xii) the Loan has no borrower benefits or other incentive programs other than Eligible Borrower Benefits;

(xiii) if the Loan is subject to a servicing agreement, such servicing agreement is an Eligible Servicing Agreement and is terminable upon thirty (30) days notice without any liability on the part of the Department;

(xiv) the sale or assignment of the Loan to the Custodian does not conflict with law or require notice to or consent, except for such consent, approval, authorizations or orders, if any, that have been obtained prior to the related Purchase Date, and for any notices to Borrowers and Guarantors required by the Higher Education Act;

(xv) if the Loan is made under Section 428 (Subsidized Stafford Loans) or Section 428H (Unsubsidized Stafford Loans)
of the Higher Education Act, Participation Interests in such Loan shall have been sold to the Department together with
Participation Interests  in all of the Borrower’s other Subsidized Stafford Loans and Unsubsidized Stafford Loans that are Eligible Loans and that are held by or on behalf of the Sponsor; and

(xvi) the Loan is eligible to be sold to the Department under the Put Option, or, if not fully disbursed on the applicable Purchase Date, is scheduled to be fully disbursed by September 30, 2009 and upon such final disbursement eligible to be sold to the Department under the Put Option.

           Without limitation, the following loans shall not be eligible for sale to the Department pursuant to the terms of this
               Agreement:

(i) loans which do not comply with the representations and warranties set forth in Section 10(b) of this Master Participation Agreement;

(ii) FFELP consolidation loans or any other types of loans not specifically described in this Master Participation Agreement;

(iii) loans disbursed for academic years other than the 2008-2009 academic year;

(iv) loans that will not have at least one disbursement as of July 1, 2009;

(v) loans in which the Department has previously purchased a Participation Interest, whether or not that interest has been redeemed;

(vi) loans on which the lender has committed to providing the Borrower with any borrower benefits other than Eligible Borrower Benefits;

(vii) loans on which a default claim or other claim for payment on the loan has been filed with the related Guarantor; and

(viii) loans made by a guarantor or other lender as a Lender of Last Resort, pursuant to HEA Section 428(j),
20 U.S.C. Section 1078(j), whether made with Federal advances or other funds.

“Eligible Servicing Agreement” means a servicing agreement that meets the criteria set forth in Section 12(c) hereof.

“Equal Credit Opportunity Act” means the Equal Credit Opportunity Act (15 U.S.C. Section 1691 et seq.) as amended.

“Exception Report” has the meaning set forth in Section 5(d) hereof.

“FFELP” means the Federal Family Education Loan Program authorized under title IV, Part B of the Higher Education Act.

“Guarantee Agreement” means an agreement between a Guarantor and the Sponsor or the Eligible Lender Trustee (if applicable), that provides for the payment by such Guarantor of amounts authorized to be paid pursuant to the Higher Education Act to holders of qualifying FFELP loans guaranteed in accordance with the Higher Education Act.

“Guarantor” means any FFELP guaranty agency with which the Sponsor or the Eligible Lender Trustee (if applicable) has in place a Guarantee  Agreement, and which guarantor is reinsured by the Department of Education for a percentage of claims paid for a given federal fiscal year.

“Higher Education Act” means the Higher Education Act of 1965, as amended, 20 U.S.C. § 1001 et seq.

“Interest Subsidy Payments” means the interest subsidy payments on certain FFELP loans authorized to be made by the
Department pursuant to Section 428 of the Higher Education Act.

“Loan” means a FFELP Subsidized Stafford Loan or Unsubsidized Stafford Loan or  FFELP PLUS Loan made to a student (or in the case of a parent PLUS loan, made to a parent of a dependent student) evidenced by a Promissory Note and all related Loan Documents together with any guarantees and other rights relating thereto including, without limitation, Interest Subsidy Payments and Special Allowance Payments, together with the servicing rights related thereto.

“Loan Documents” means with respect to each Loan, the following documents:

(i) a copy of the loan application if a separate application was provided to the Sponsor;

(ii) a copy of the signed Promissory Note;

(iii) the repayment schedule;

(iv) a record of each disbursement;

(v) notices of changes in a Borrower's address and status as at least a half-time student;

(vi) evidence of the Borrower's eligibility for a deferment;

(vii) the documents required for the exercise of forbearance;

(viii) documentation of the assignment of the loan, if any;

(ix) a payment history showing the date and amount of each payment received from or on behalf of the Borrower, and the amount of each payment that was attributed to principal, interest, late charges, and other costs;

(x) a collection history showing the date and subject of each communication between the Sponsor and the Borrower or endorser relating to collection of a delinquent Loan, each communication other than regular reports by the Sponsor showing that an account is current, between the Sponsor and a credit bureau regarding the loan, each effort to locate a Borrower whose address is unknown at any time, and each request by the Sponsor for default aversion assistance on the Loan;

(xi) documentation of any master promissory note confirmation process or processes;

(xii) any additional records that are necessary to document the validity of a claim against the guarantee or the accuracy of reports submitted by the Sponsor; and

(xiii) a statement identifying the name and location of the entity in possession of the original electronic promissory note and, if different, the name, company, address and contact information of the person who is able to provide the affidavit or certification described in 34 C.F.R. Section  682.414(a)(6)(i),  including any necessary supporting documentation.

“Loan Schedule” means the schedule (in the form provided by the Department) attached to each Participation Purchase Request and completed by or on behalf of the Sponsor and the Eligible Lender Trustee (if applicable) that lists, by Borrower, (i) the Loans proposed to be subject to the related Participation Interests, (ii) the name and address of the Borrower, the loan number, the qualifying institution attended by the Borrower and the scheduled outstanding Principal Balance and accrued interest thereon as of the related Purchase Date and (iii) any other information the Department may require including but not limited to certain identification numbers and dates relating to the Eligible Loans.

“Loan Schedule and Custodial Certification” means the Loan Schedule attached to each Participation Certificate, and certified by the Custodian as a complete and accurate listing of all of the Eligible Loans subject to Participation Interests evidenced by each such Participation Certificate as to which the Custodian (i) holds legal title and (ii) has physical possession (either directly or through its delegee) of all required Loan Documents in trust for the benefit of holders of the Participation Interests.

“Master Loan Sale Agreement” means the Master Loan Sale Agreement, dated July 25, 2008, together with the related adoption agreement among the Department, the Sponsor, and the Eligible Lender Trustee (if applicable).

“Master Participation Agreement” has the meaning set forth in the preamble hereto.

“Notice of Intent to Participate” means the notice provided to the Department by an Eligible Lender or a lender other than an Eligible Lender, together with an Eligible Lender Trustee, of its intent to become a Sponsor hereunder, which shall be in the form attached hereto as Exhibit H.

“Participant’s Yield” means with respect to each Participation Interest for each fiscal quarter during which the Department holds the related Class A Participation Interest, an amount equal to (a)(i) the daily average of the principal balance of such Class A Participation Interest multiplied by (ii) the product of (x) the Commercial Paper Rate plus the applicable Spread, and (y) the number of days in such fiscal quarter, divided by (iii) 360, (b) reduced by any amount of such Participant’s Yield in respect of such fiscal quarter previously paid to the Department pursuant to Section 11(b) hereof, and (c) increased by the amount of Participant’s Yield remaining unpaid with respect to any prior fiscal quarters.

“Participation Interest” means a Class A Participation Interest or a Class B Participation Interest.

    “Participation Purchase Request” means a request substantially in the form of Exhibit B attached hereto, executed by authorized officers of each of the Sponsor, the Eligible Lender Trustee (if applicable) and the Custodian and delivered to the Department, which shall (i) set forth the Eligible Loans for which Class A Participation Interests are offered for sale to the Department, (ii) certify that the representations and warranties made by the Sponsor in Section 10(a), and (b) of this Master Participation Agreement are true and correct, (iii) certify that the Custodian holds legal title to each Eligible Loan for which the Class A Participation Interests are offered for sale to the Department and (iv) certify that the Custodian or its designee holds all required Loan Documents for each Eligible Loan for which the Class A Participation Interests are offered for sale to the Department.

“Partner” has the meaning set forth in Section 23(b) hereof.

“Partnership” has the meaning set forth in Section 23(a) hereof.

“Permitted Investments” means overnight or short-term U.S. Treasury securities that will, in all cases, mature on or prior to the day immediately preceding the date such funds are required to be disbursed.

“Person” means an individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“PLUS Loan” means a Loan described in Section 428B of the Higher Education Act and shall include loans to parents, designated as “PLUS Loans” or loans to graduate or professional students, designated “Grad PLUS Loans.”

“Principal Balance” means the outstanding principal amount of the Loan, plus capitalized interest.

“Promissory Note” means the master promissory note of the Borrower and any amendment thereto evidencing the Borrower’s obligation with regard to a student loan guaranteed under the Higher Education Act or the electronic records evidencing the same.

“Purchase Date” means the date on which the Custodian receives payment from the Department of the Purchase Price for Class A Participation Interests, which shall be as soon as practicable after the Department receives the related Participation Purchase Request.

“Purchase Price” has the meaning set forth in Section 4(c) hereof.

“Purchased Eligible Loan” means an Eligible Loan in which a Participation Interest has been purchased by the Department.

“Put Option” means, with respect to a Purchased Eligible Loan, the right of the Sponsor, through the Eligible Lender Trustee (if applicable), pursuant to Section 15, to sell such Purchased Eligible Loan to the Department against the Department’s right to receive all future Collections under such Eligible Loans.

“Redemption Payment” means, with respect to a Purchased Eligible Loan to be redeemed pursuant to Section 15, an amount equal to the greater of (x) the proceeds of the sale or other transfer of such Purchased Eligible Loan, if any, including proceeds received subsequent to the redemption date, and (y) the Purchase Price paid by the Department in exchange for the Class A

Participation Interest in such Purchased Eligible Loan together with any Participant’s Yield on such Purchase Price calculated through the date of the next scheduled distribution to the Department, less (with respect to (y)) any amount that the Sponsor demonstrates to the satisfaction of the Department, in its sole discretion, was received with respect to such Purchased Eligible Loan and remitted to the Department pursuant to Section 11(b) in satisfaction of a portion of the Participant’s Yield and Purchase Price with respect to such Purchased Eligible Loan.

“Regulation B” means the federal regulations governing the Equal Credit Opportunity Act as it appears in Title 12, Code of Federal Regulations, Part 202.

“Reporting Date” has the meaning set forth in Section 8(a) hereof.

“Responsible Officer” means any director, vice president, assistant vice president, any associate or any other officer of the Custodian or Sponsor, as applicable, customarily performing functions similar to those performed by any of the above designated officers and with respect to a particular matter, to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject and having direct responsibility for the administration of this Agreement.

“Secretary” means the Secretary of Education, and “Department” means the United States Department of Education, and either term includes any official of the Department duly authorized to perform any function with respect to the transactions under this Agreement.

“Security Release Certification” means the certification executed by the Sponsor and a lienholder with respect to one or more Loans substantially in the form of Exhibit G hereto.

“Servicer” means the Sponsor in its capacity as servicer or another servicer of FFELP loans that will service the Eligible Loans pursuant to an Eligible Servicing Agreement.

“Servicer Event of Default” means one or more of the following events that occurs and is continuing with respect to the Servicer:

(i)  any failure by the Servicer to remit to the Custodian any Collections within two (2) Business Days following receipt, or any failure by the Servicer to pay any other amounts required to be paid by the Servicer hereunder or under any related Eligible Servicing Agreement, which failure continues unremedied for a period of one (1) Business Day following the Servicer becoming aware of such failure; or

(ii)  any failure by the Servicer to duly observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Master Participation Agreement or in any Eligible Servicing Agreement, which failure continues unremedied for a period of thirty (30) days after the date on which notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Sponsor, the Custodian or the Department; or

(iii)  a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator or other similar official in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of sixty (60) days; or

(iv)  the Servicer shall consent to the appointment of a conservator or receiver or liquidator or other similar official in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or relating to all or substantially all of the Servicer's property; or

(v)  the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)  any representation or warranty made by the Servicer under any Eligible Servicing Agreement shall prove to be untrue or incomplete in any material respect, which failure shall continue unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Sponsor, the Custodian or the Department; or

(vii)  the Servicer attempts to sell or otherwise dispose of all or substantially all of its property or assets, or to assign its servicing responsibilities with respect to any Eligible Loans or any portion thereof, except with the consent of the Sponsor; or

(viii) the Servicer fails to maintain its license to do business or service the Eligible Loans, or for any reason the Servicer is not qualified or eligible to service Eligible Loans.

“Special Allowance Payments” means special allowance payments on FFELP loans authorized to be made by the Department pursuant to Section 438 of the Higher Education Act.

“Sponsor” has the meaning set forth in the preamble hereto.

“Sponsor Event of Default” means one or more of the following shall have occurred and is continuing with respect to the Sponsor:

(i) if for any reason the Sponsor or the Eligible Lender Trustee (if applicable) is no longer an Eligible Lender; or

(ii) any failure by the Sponsor to remit or cause to be remitted to the Custodian any Collections with respect to Purchased Eligible Loans within two (2) Business Days following receipt, or any failure by the Sponsor to pay when due any other amounts required to be paid by the Sponsor under this Agreement; or

(iii) any failure by the Sponsor to duly observe or perform, in any material respect, any other covenant, obligation or agreement of the Sponsor as set forth in this Master Participation Agreement or in any Eligible Servicing Agreement, which failure continues unremedied for a period of thirty (30) days after the earlier of the date on which (x) the Sponsor shall have actual knowledge of such failure, or (y) written notice of such failure, requiring the same to be remedied, shall have been given to the Sponsor by the
Department; or

                       (iv) an Adverse Event with respect to the Sponsor shall have occurred and be continuing beyond the expiration of any applicable grace period; or

(v) any representation or warranty made by the Sponsor pursuant to Section 10(a) hereof shall prove to be untrue or incomplete in any material respect, which failure shall continue unremedied for a period of thirty (30) days after the earlier of the date on which (x) the Sponsor shall have actual knowledge of such failure, or (y) written notice of such failure, requiring the same to be remedied, shall have been given to the Sponsor by the Department; or

           (vi) the Sponsor attempts to sell or otherwise dispose of all or substantially all of its property or assets.

“Spread” means fifty (50) basis points or, at the option of the Department following the occurrence of a Sponsor Event of Default, three hundred (300) basis points.

“Stafford Loan” means a Subsidized Stafford Loan or an Unsubsidized Stafford Loan.

“Subsidized Stafford Loan” means a Loan described in Section 428(a) of the Higher Education Act.

“Tax Liability” has the meaning set forth in Section 23(d) hereof.

“Termination Date” means earliest to occur of (i) the date on which the Sponsor notifies the Department that it will no longer be a participant under the Agreement and reduces the outstanding balance of the Class A Participation Interests to zero, (ii) at the option of the Department, upon the occurrence of a Sponsor Event of Default, (iii) July 1, 2009, if the Sponsor shall not have entered into a Master Loan Sale Agreement with the Department by such date, and (iv) September 30, 2009.

“Treasury Regulations” means the regulations promulgated by the United States Department of the Treasury under the Code.

 “Unsubsidized Stafford Loan” means a Loan described in Section 428H of the Higher Education Act.

Section 4. Delivery of Loans to Custodian; Purchase and Sale of Participation Interests.

(a)  The Sponsor shall request that the Department purchase Class A Participation
Interests by delivering to the Department (i) a Participation Purchase Request, appropriately completed and executed by the Sponsor, the Eligible Lender Trustee (if applicable) and the Custodian, and (ii) a Loan Schedule setting forth the Eligible Loans proposed to be subject to such Class A Participation Interests and the scheduled Principal Balance of such Eligible Loans as of the requested Purchase Date. If the Department agrees that the Participation Purchase Request satisfies the requirements of this Agreement, the Department shall execute such Participation Purchase Request and return a copy to the Sponsor and the Eligible Lender Trustee (if applicable). Any such Participation Purchase Request delivered to the Department pursuant to this Section 4(a) shall be irrevocable and shall bind the Sponsor and the Eligible Lender Trustee (if applicable) to transfer the Eligible Loans set forth on the related Loan Schedule in accordance with Section 4(b) below. As a condition precedent to the Department’s purchase of Participation Interests in Eligible Loans hereunder, both the originating lender and, if different from the related Sponsor, the related Sponsor, must each have provided to the Department timely Notice of Intent to Participate in the Loan Purchase Commitment Program (as referred to therein).

(b) With respect to any Eligible Loan for which the Department has executed and returned to the Sponsor and the Eligible Lender Trustee (if applicable) a Participation Purchase Request pursuant to Section 4(a) hereof, prior to the Purchase Date therefor, (i) if the Sponsor is an Eligible Lender, the Sponsor shall cause all of its right, title and interests in and to the related Eligible Loans, including the right to service such Eligible Loan, to be transferred to and held in the name of the Custodian, who shall hold all such rights, title and interests in trust for the Sponsor until the Purchase Date, or (ii) if the Sponsor is not an Eligible Lender, the Eligible Lender Trustee shall cause all of its right, title and interests in and to the related Eligible Loans, and the Sponsor shall cause all of its beneficial interests in such Eligible Loans and the right to service such Eligible Loan, to be transferred to and held in the name of the Custodian, who shall hold all such rights, title and interests in trust for the Sponsor, until the Purchase Date. The Sponsor shall cause all related Loan Documents to be delivered to the Custodian or its designee. From and after the Purchase Date for such Eligible Loans, the Custodian shall hold all such Eligible Loans and all related Loan Documents in a secure place in trust for the holders of the Participation Interests in accordance with the terms of this Master Participation Agreement until the Class A Participation Interests are redeemed in full; provided that if the Loan Documents relating to such Eligible Loans are delivered to the Custodian’s designee, the Custodian shall cause such designee to hold all such Loan Documents in trust for the holders of the Participation Interests in accordance with the terms of this Master Participation Agreement. The Custodian shall not release, nor shall it permit its designee to release, any Loan Documents relating to Purchased Eligible Loans to any Person except (w) to the Sponsor upon receipt of the related Redemption Payment by the Custodian for the benefit of the Department, (x) to the Department upon the Sponsor’s exercise of the Put Option with respect thereto, (y) in connection with servicing-related functions as may be required or permitted under the Higher Education Act, or (z) as otherwise may be permitted in writing by the Department.

(c) On the related Purchase Date, provided that all conditions precedent set forth in Section 9(a) and (b) hereof have been satisfied in the manner prescribed in this Agreement and in accordance with any guidance interpreting the provisions of this Agreement that the Department has published by November 1, 2008 (or if unsatisfied, the Department has permitted in the Department’s sole discretion, such unsatisfied conditions to be cured within an acceptable period of time following the Purchase Date), the Department shall purchase the related Class A Participation Interests from the Sponsor by remitting to the Custodian, who shall in turn, simultaneously remit to the Sponsor a purchase price equal to the Principal Balance of the related Eligible Loans to become subject to such Class A Participation Interests on such Purchase Date (“Purchase Price”). All payments hereunder shall be made by electronic funds transfer in accordance with the Department’s standard payment process and instructions provided by the recipient. Upon receipt of the Purchase Price, the Sponsor shall cause the Custodian to deliver to the Department the Class A Participation Interests in such Eligible Loans, and the related updated Loan Schedule and Custodial Certification to be attached to the Class A anticipation Certificate. As of the date of delivery of each Eligible Loan to the Custodian, the Sponsor hereby sells and assigns its interest in such Eligible Loan in exchange for the Participation Interests and the agreement of the Custodian to act as custodian and trustee pursuant to the Agreement.

(d)Any Purchased Eligible Loans redeemed by the Sponsor pursuant to Section 15 shall cease to be subject to the Participation Interests upon such redemption.

(e)  In the case of a single Purchased Eligible Loan evidenced by a separate Promissory Note, each such Promissory Note will be held in the name of the Custodian. If a Purchased Eligible Loan is evidenced together with other Loans that are not Purchased Eligible Loans by a Master Promissory Note, the Custodian shall indicate by book entry on its books and records that the Custodian, in its capacity as trustee, is the legal owner of the Loan that was sold under this Master Participation Agreement and that the Sponsor is the legal owner of those Loans evidenced by the Promissory Note that have not been sold hereunder.

(f) The Sponsor may not sell Class A Participation Interests to the Department more frequently than weekly.

(g)  It is understood and agreed that a common law trust is hereby created into which Eligible Loans are transferred on the related Purchase Date thereof, and the Custodian shall hold legal title to such Eligible Loans, shall create the Participation Certificates and shall issue and deliver the Participation Interests, in each case as trustee for the benefit of the holders of the Participation Interests.

Section 5.  Participation Certificates; Loan Schedule and Custodial Certifications.

(a) On or prior to the initial Purchase Date, the Custodian shall issue the Class A Participation Certificate and the Class B Participation Certificate, and shall deliver the same to the Department and the Sponsor, respectively. The Class A Participation Certificate shall evidence all Class A Participation Interests sold to the Department on a Purchase Date, and the  Class B Participation Certificate shall evidence all Class B Participation Interests delivered to the Sponsor on a Purchase Date.

(b) Each Class A Participation Certificate shall be a definitive participation certificate substantially in the form of Exhibit C hereto, to be issued in the name of, or at the direction of, the Department (each, a “Class A Participation Certificate”). Each Class B Participation Certificate shall be a definitive participation certificate substantially in the form of Exhibit D hereto, to be issued in the name of, or at the direction of, the Sponsor (each, a “Class B Participation Certificate”). The Class B Participation Certificate, and the Class B Participation Interests issued thereunder shall be subordinated to the Class A Participation Certificate and the Class A Participation Interests issued thereunder.

(c) Each Participation Certificate shall have attached thereto a Loan Schedule and Custodial Certification listing each of the Purchased Eligible Loans evidenced by such Participation Certificate and the current Principal Balance of each such Purchased Eligible Loan. Each Participation Certificate shall be executed on behalf of the Custodian, as trustee, by a Responsible Officer of the Custodian. The signature of any such Responsible Officer on the Participation Certificates may be manual or facsimile. Participation Certificates bearing the manual or facsimile signatures of individuals who were at any time the Responsible Officers of the Custodian shall bind the Custodian, notwithstanding the fact that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Participation Certificates or did not hold such offices at the date of issuance of such Participation Certificates.

(d) On the initial Purchase Date, in exchange for the payment of the Purchase Price by the Department, the Custodian shall prepare and deliver to the Department (i) an initial Loan Schedule and Custodial Certification that reflects the Eligible Loans transferred to the Custodian as of such date, which shall be attached to the Class A Participation Certificate, and (ii) a report listing all discrepancies from the Loan Documents that are required to be delivered to the Custodian or its designee with respect to such Eligible Loans (an “Exception Report”). On each subsequent Purchase Date or on any date prior to the Termination Date on which Eligible Loans are redeemed by the Sponsor or the Put Option is exercised, the Custodian shall prepare and deliver to the Sponsor and the Department an updated Loan Schedule and Custodial Certification that reflects the addition or removal of any Eligible Loans as of such date, to be attached to the Class A Participation Certificate. Each subsequently delivered Loan Schedule and Custodial Certification shall replace any previously delivered Loan Schedule and Custodial Certification, and any such previously delivered Loan Schedule and Custodial Certification shall automatically be cancelled. A copy of each Loan Schedule and Custodial Certification shall be provided to the Sponsor.

(e) In connection with any delivery by the Custodian of a Loan Schedule and Custodial Certification, the Custodian shall be deemed to represent and warrant to the Sponsor and the Department that (i) the information set forth on each such Loan Schedule and Custodial Certification is complete, true and correct in all respects as of the date of such delivery and at all times until such Loan Schedule and Custodial Certification is canceled, (ii) legal title to each Loan listed on the Loan Schedule and Custodial Certification is held by the Custodian in trust for the benefit of holders of the Participation Interests, (iii) with respect to each Loan listed on the Loan Schedule and Custodial Certification, all related Loan Documents have been delivered to and are held by the Custodian or its designee in trust for the holders of the Participation Interests, and (iv) with respect to each Loan listed on the Loan Schedule and Custodial Certification, all Loan Documents delivered to the Custodian have been reviewed by the Custodian and appear on their face to comply in all respects to the requirements of the Agreement and customary custodial procedures with respect to FFELP loans. Notwithstanding the foregoing, if the Custodian has delegated its obligation hereunder to hold and review Loan Documents to another party pursuant to Section 18 hereof, the Custodian shall be protected against its good faith issuance of a Loan Schedule and Custodial Certification, and related Exception Report that is in reliance on a certification from such delegee as to any matters necessary for the Custodian to issue the Loan Schedule and Custodial Certification and the Exception Report; provided that the Custodian is in compliance with Section 18 hereof.

(f) In the event that the Custodian receives evidence satisfactory to it that a Participation Certificate has been lost, mutilated, stolen or destroyed, the Custodian shall issue and authenticate a new Participation Certificate and shall deliver a replacement Participation Certificate of the same class, together with a replacement Loan Schedule and Custodial Certification. Any subsequently delivered Participation Certificate and Loan Schedule and Custodial Certification shall replace any previously delivered Participation Certificate and Loan Schedule and Custodial Certification and any replaced Participation Certificate and Loan Schedule and Custodial Certification shall be automatically cancelled. The applicant for any such new Participation Certificate may be required to pay any taxes and governmental charges and all expenses and charges of the Custodian in connection with the issuance of such Participation Certificate. All Participation Certificates shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing conditions are exclusive with respect to the replacement and payment of mutilated, destroyed, stolen or lost Participation Certificates.

(g)The outstanding principal balance of the Class A Participation Interests evidenced by the Class A Participation Certificate shall be equal to the aggregate Purchase Price paid with respect to the related Purchased Eligible Loans (including the Purchase Price for any related Subsequent Disbursement), reduced by the amount of any Redemption Payments or other payments allocable to principal received with respect to any such Loans that have been applied to the outstanding principal balance of such Class A Participation Interest through the end of the most recent calendar month. Upon the purchase by the Department of additional Class A Participation Interests in Purchased Eligible Loans, the aggregate outstanding principal balance of the Class A Participation Interests evidenced by the Class A Participation Certificate shall be increased by the Purchase Price with respect to each such additional Purchased Eligible Loans, and any Subsequent Disbursements.

Section 6. Security Interest.

(a) In the event, for any reason, any transfer of title to Loans and purchase of Participation Interests hereunder is construed by any court or regulatory authority as a loan rather than as a purchase, the Sponsor and the Eligible Lender Trustee (if applicable) hereby grants to the Custodian, and the Custodian hereby assigns the same to the Department, as security for the repayment of such loan and the performance of all other obligations of the Sponsor hereunder, a first priority security interest in all of their respective rights, title and interest in and to the following property, whether now existing or hereafter acquired: (i) the Purchased Eligible Loans; (ii) Collections and funds to be collected with respect to such Purchased Eligible Loans; (iii) any monies on deposit in accounts established hereunder (including the Collection Account), (iv) all proceeds thereon and related thereto, and (v) all related tangible and intangible rights and security with respect thereto (collectively, “Collateral”). Subject to Section 15(f), the lien on such Collateral granted hereunder shall be deemed to be released with respect to any Purchased Eligible Loan by Custodian and the Department upon the Sponsor’s remittance of the Redemption Payment with respect to such Loan to the Department in accordance with Section 15 hereto, and the release of such Loan from the related Class A Participation Interest. The Department has the right to take all steps necessary to ensure perfection and priority in the Collateral, including filing one or more Uniform Commercial Code financing statements with the applicable filing office.

(b) Each of the Sponsor, the Eligible Lender Trustee (if applicable) and the Custodian hereby authorize the Department, at the Sponsor’s expense, to perform all acts which the Department deems appropriate to protect, preserve and realize upon the Purchased Eligible Loans, including, but not limited to, the right to take possession of and endorse and collect any checks, drafts, notes, acceptance or other instruments for the payment of moneys due with respect to any Promissory Note, complete blanks in documents, transfer servicing and execute assignments and other instruments on behalf of the Sponsor as its attorney in fact. This power of attorney is coupled with an interest and is irrevocable without Department’s consent.

(c)
This Master Participation Agreement creates a valid and continuing interest (as defined in the applicable Uniform Commercial Code) in the Purchased Eligible Loans in favor of the Department, which security interest is prior to all other liens, charges, security interests, mortgages or other encumbrances, and is enforceable as such as against creditors of and purchasers from the Sponsor.

Pursuant to the Higher Education Act, a security interest in student loans is perfected in the same manner as “accounts” within the meaning of the applicable Uniform Commercial Code.

This Master Participation Agreement constitutes a “financing statement” and a “security agreement” under Article 9 of the applicable Uniform Commercial Code.

Section 7.Subsequent Disbursements. To the extent of funds made available by or received from the Sponsor, the Custodian shall make any disbursements that are scheduled and due after the initial disbursement on a Purchased Eligible Loan (each, a “Subsequent Disbursement”), and shall issue to the Sponsor the related Participation Interests in such subsequent Disbursements. The Sponsor shall provide to or at the direction of the Custodian the funds necessary to make any such Subsequent Disbursements, and the Sponsor, if requested by the Custodian, hereby agrees to make such disbursements directly to the applicable educational institution as the delegee of the Custodian. The Sponsor shall sell to the Department Class A Participation Interests in the Purchased Eligible Loan with respect to the initial disbursement and such Subsequent Disbursements. Consistent with the terms of Section 4, the Department shall only purchase a Class A Participation Interest in any Subsequent Disbursement of a Purchased
Eligible Loan, if such Subsequent Disbursement shall have been made by the Custodian or the Sponsor pursuant to the terms of  Section 7 prior to the related Purchase Date, and notice thereof shall have been provided to the Department.

Section 8. Reporting; Due Diligence.

(a) On a monthly basis on the day of the month specified by the Department (“Reporting Date”) or as otherwise specified below, the Sponsor shall provide or cause the Custodian or the Servicer, as applicable, to provide to the Department, the following:

(1) on the date of execution of the Adoption Agreement and on eachReporting Date, a twelve (12) month rolling forecast, estimating the number of Loans and the Principal Balance thereof that the Sponsor reasonably believes, in good faith, that it will cause to become subject to Participation Interests and sold to the Department hereunder, and the number and Principal Balance of Purchased Eligible Loans that the Sponsor expects to redeem in each of the months following the date of such projection through September 2009;

(2) a listing of all principal and interest payments received on each Purchased Eligible Loan subject to a Participation Interest during the previous calendar month and the current amount of principal and interest due and owing on such Purchased Eligible Loans;

(3) information on Loans by schools, delinquencies, and other features as may be requested by the Department from the Sponsor or the Custodian;

(4) with respect to each Servicer, any audit reports or other annual compliance/operational audits performed on such Servicer relating to the servicing of FFELP loans;

(5) within 60 days following the consummation of the initial Participation Purchase Request hereunder and on any subsequent dates specified by the Department, the Sponsor shall and shall cause each Servicer to provide to the Department a statement of compliance with respect to this Agreement and any related documents, Eligible Servicing Agreements and applicable law, together with an agreed upon procedures letter delivered by an independent public accountant with respect to this Agreement, all in forms acceptable to the Department; and

(6) such other information as requested by the Department shall be delivered to the Department, which may include Redemption Payment calculations as defined in clause (y) of the definition of Redemption Payment, the calculation of other amounts due and owing to the Department or Sponsor upon exercise of the Put Option with respect to Purchased Eligible loans, and audited annual financial statements or unaudited quarterly financial statements of the Sponsor and any Servicer or their respective consolidated groups.

       (b) On each Reporting Date, the Custodian shall provide to the Department the following:

(1) a monthly settlement date report with respect to each Loan subject to a Class A Participation Interest, which shall include all loan activity for the prior calendar month including loan disbursements, and an aggregation of the Participant’s Yield and principal paid to the Department with respect to each Class A Participation Interest (a “Settlement Date Report”); and

(2) prior to the later of (x) 90 days after the Termination Date, or (y) the date on which the Department publishes audit guidance, an audit of the Custodian’s activities under that Participation Interest conducted by an independent auditor selected by the Sponsor (which may be the same auditor that is performing audits on behalf of the Sponsor or the Servicer).

(c)The Sponsor shall ensure that at any time, the Department and its representatives will have the right to request, schedule and conduct, during normal business hours and upon reasonable prior notice, a due diligence/audit of the Servicer’s operations, the Loan Documents, the Eligible Loans and the Settlement Date Reports. At any time and from time to time during a calendar year, the Department shall have the right to request, schedule and conduct, during normal business hours and upon reasonable prior notice, additional due diligence of the Sponsor and the Custodian. All expenses incurred as a result of such due diligence shall be borne by the Sponsor.

(d)Pursuant to Section 432(f) of the Higher Education Act, the Sponsor, the Eligible Lender Trustee (if applicable) and the Custodian each hereby grants the Department and its agents (including but not limited to legal counsel and internal or external auditors), the right at any time and from time to time during regular business hours, (i) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of the Sponsor, the Eligible Lender Trustee or the Custodian relating to Participation Interests sold hereunder or the Loans subject to such Participation Interests and (ii) to visit the offices of the Sponsor, the Eligible Lender Trustee or the Custodian for the purpose of examining such material described in clause (i) above, and to discuss matters relating to such Participation Interests or Loans or the performance of the Sponsor, the Eligible Lender Trustee (if applicable) or the Custodian hereunder with any of their respective officers and employees having knowledge of such matters.

(e)The Custodian may, in good faith, prepare any of the reports, statements or other information to be delivered by the Custodian to the Department hereunder in reliance on information provided to it by the Servicer or any other delegee so long as the Custodian is in compliance with Section 18 hereof with respect to such delegee.

Section 9.  Conditions Precedent.

(a) On or prior to the initial Purchase Date, the Sponsor shall deliver or cause to be delivered the following documents to the Department:

(i) the Adoption Agreement, duly executed by the Sponsor, the Eligible Lender Trustee (if applicable) and the Custodian in four counterparts;

(ii) a duly executed officer’s certificate of the Sponsor, in substantially the form of Exhibit E hereto, together with all required attachments thereto;

(iii) an opinion of counsel to the Sponsor, in substantially the form of Exhibit F hereto;

        (iv) certified copies of all agreements of the Sponsor, if any, with other
Eligible Lenders or holders of beneficial interests in FFELP loans, to aggregate, transfer or cause the transfer of legal title to, and sell participation interests in Eligible Loans under the Agreement;

(v) tax lien, Uniform Commercial Code lien and judgment search reports with respect to the Sponsor and the Eligible Lender Trustee (if applicable) in all relevant jurisdictions;

               (vi) certified copies of all related Eligible Servicing Agreements;

(vii) the Class A Participation Certificate representing the Class A Participation Interests purchased on such Purchase Date, which shall have attached thereto a Loan Schedule and Custodial Certification, certified by the Custodian as an accurate listing of all of the Eligible Loans as to which the Custodian (i) holds legal title and (ii) has physical possession (either directly or through its delegee) of all related Loan Documents in trust for the benefit of the holders of the Participation Interests; and

               (viii) such other documents as the Department may request.

(b)  On or prior to each Purchase Date (including the initial Purchase Date), the Sponsor (or the Custodian, as applicable) shall be required to deliver each of the following to the Department or the Custodian, as applicable:

(i) Activities Prior to the Related Purchase Date. The Sponsor shall have provided any assistance requested by the Department in determining that all required documentation on the related Eligible Loans is present and correct.

(ii) Participation Purchase Request/Loan Schedule. The Sponsor shall deliver to the Department:

(1)A Participation Purchase Request that has been duly authorized and executed by an authorized officer of each of the Sponsor, the Eligible Lender Trustee (if applicable) and the Custodian; and

(2)The Loan Schedule, attached to the Participation Purchase Request, identifying each of the Eligible Loans proposed to become subject to Participation Interests.

(iii) Loan Documents. The Sponsor shall deliver to the Custodian or its designee all Loan Documents related to each of the Eligible Loans proposed to become subject to Participation Interests.

(iv) Loan Schedule and Custodial Certification. The Custodian shall have delivered to the Department an updated Loan Schedule and Custodial Certification reflecting each of the Eligible Loans proposed to become subject to Participation Interests and all other Eligible Loans then subject to Participation Interests hereunder, which shall replace the previous Loan Schedule and Custodial Certification.

(v) Exception Report. To the extent applicable, the Custodian shall have delivered to the Department (with a copy to the Sponsor) an Exception Report with respect to the Eligible Loans proposed to become subject to Participation Interests; provided that the Department shall not be obligated to purchase a Participation Interest in any Eligible Loan as to which a discrepancy shall be listed on such Exception Report unless in its sole discretion, the Department has either waived such discrepancy or given the Sponsor the opportunity to cure such discrepancy and the Sponsor shall have cured the same to the satisfaction of the Department.

(vi) Eligible Lender Trustee. The Eligible Lender Trustee (if applicable) shall have delivered to the Department such additional documents and information as the Department shall have requested to evidence that the Eligible Lender Trustee is fully authorized to transfer title to each Eligible Loan to the Custodian on behalf of the Sponsor.

(vii) Security Release Certification. If any of the Eligible Loans are subject to any security interest, pledge or hypothecation for the benefit of any Person, the Sponsor shall deliver to the Department a fully executed Security Release Certification with respect to such Eligible Loans. .

(viii) List of Lockboxes. The Sponsor shall have delivered to the Department a list of lockboxes and copies of lockbox servicing instructions, to the extent not already provided

(ix) Additional Documents. The Sponsor shall have delivered to the Department such additional documents and information as the Department shall have requested, including any documents set forth under Section 9(a) not previously delivered to the Department
               .

Section 10.  Representations and Warranties of the Sponsor, the Eligible Lender Trustee and Custodian.

(a) Representations as to the Sponsor and the Eligible Lender Trustee. The Sponsor, and to the extent expressly required below, the Eligible Lender Trustee (if applicable), represents and warrants to the Department and the Custodian, as of the date the Adoption Agreement is executed and as of each Purchase Date:

(i) Each of the Sponsor and the Eligible Lender Trustee (if applicable) (1) is duly organized, validly existing and in good standing under the laws of the State of its formation or of the United States, as applicable, (2) has all licenses necessary to carry out its business as now being conducted or is otherwise exempt under applicable law from such licensing or qualification or is otherwise not required under applicable law to effect such licensing or qualification and no demand for such licensing or qualification has been made upon it by any such state, and (3) is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of each Loan. No licenses or approvals obtained by it have been suspended or revoked by any court, administrative agency, arbitrator or governmental body and no proceedings are pending which might result in such suspension or revocation;

(ii) The Sponsor or the Eligible Lender Trustee (if applicable) is an “eligible lender” as such term is defined in Section 435(d) of the Higher Education Act, it has a lender identification number issued by the Department with respect to the Loans;

(iii) The Sponsor or the Eligible Lender Trustee (if applicable) has in effect a Guarantee Agreement with a Guarantor with respect to each of the Loans;

(iv) The Sponsor intends to sell to the Department during the term of this Agreement Class A Participation Interests in Eligible Loans, that it estimates, in good faith, will have an aggregate Principal Balance of not less than $50,000,000;

(v) With respect to each state or jurisdiction therein in which the Sponsor undertakes origination activities, Sponsor is in full compliance with such state’s or jurisdiction’s (as applicable) laws, rules, regulations, orders, settlement agreements and other standards and procedures, including those promulgated by agencies or officers thereof, applicable to it and pertaining to the conduct of participants in the student loan industry (including, without limitation, any applicable “code of conduct” for participants in the student loan industry);

(vi) The Sponsor has administered, operated and maintained its student loan program in such a manner as to ensure that such program and the Loans will benefit, in all material respects, from the FFELP, the Guarantee Agreements related thereto and the federal program of reimbursement for FFELP loans pursuant to the Higher Education Act;

(vii) Neither the Sponsor nor the Eligible Lender Trustee (if applicable) has, with respect to any Purchased Eligible Loan, agreed to release any Guarantor from any of its contractual obligations as a guarantor of such Loan or agreed otherwise to alter, amend or renegotiate any material term or condition under which such Loan is guaranteed, except as required by law or rules and regulations issued pursuant to law, without the express prior written consent of the department;

(viii) Each of the Sponsor and the Eligible Lender Trustee (if applicable) (1) has, or, for Loans already transferred to the Custodian, had at the time of such transfer, all requisite power and authority to hold each Loan, to transfer each Loan, and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement, (2) has duly authorized the execution, delivery and performance of this Agreement, and (3) has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Department, constitutes a legal, valid and binding obligation of each of the Sponsor and the Eligible Lender Trustee (if applicable), enforceable against each of them in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of rights of creditors generally, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law); provided, however, that if the Sponsor is not an Eligible Lender, the power and authority to hold and sell each Loan described in clause (1) shall refer, with respect to the Sponsor, to the beneficial interest of the Sponsor, and with respect to the Eligible Lender Trustee, to its interest as the legal title holder of the Loan;

(ix) The execution and delivery of this Agreement by each of the Sponsor and the Eligible Lender Trustee (if applicable) and the performance of and compliance with the terms of this Agreement will not violate its formation documents or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which it is a party or which may be applicable to it or its assets;

(x) Neither the Sponsor nor the Eligible Lender Trustee (if applicable) is in violation of, and the execution and delivery of this Agreement by it and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over it or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or its operations or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

(xi) The Sponsor does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(xii) There are no actions or proceedings against, or investigations of, the Sponsor or the Eligible Lender Trustee (if applicable) before any court, administrative agency or other tribunal (A) that might prohibit its entering into this Agreement, (B) that seeks to prevent the transfer of the Loans to the Custodian or the creation and sale of the Participation Interests or the consummation of the transactions contemplated by this Agreement, or (C) that might prohibit or materially and adversely affect the performance of its obligations under, or the validity or enforceability of, this Agreement;

(xiii) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Sponsor or the Eligible Lender Trustee (if applicable) of, or compliance by it with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the related Purchase Date;

(xiv) The consideration received by the Sponsor upon the sale of the Participation Interests constitutes fair consideration and reasonably equivalent value for such Participation Interests;

(xv) The Sponsor is solvent and will not be rendered insolvent by the consummation of the transactions contemplated hereby. The Sponsor is not transferring any Participation Interests with any intent to hinder, delay or defraud any of its creditors;

(xvi) The Sponsor has an internal quality control program that verifies, on a regular basis, the existence and accuracy of its legal documents, credit documents and underwriting decisions. The program shall include evaluating and monitoring the overall quality of the Sponsor’s loan production and the servicing of such loans. The program shall ensure that Loans are originated and serviced in accordance with applicable law; guard against Dishonest, fraudulent, or negligent acts; and guard against errors and omissions by officers, employees, or other authorized persons; and

(xvii) If the Sponsor is acting as an aggregator on behalf of any other entity, it has received a certification from such entity (which it will provide to the Department upon request) that such entity has agreed to continue to participate in the FFEL program and that at such time as funds become reasonably available to it from private sources, it will originate new FFELP loans after the Department’s purchases of Participation Interests from the Sponsor hereunder.

(b) Loan Level Representations. The Sponsor, and to the extent expressly required below, the Eligible Lender Trustee (if applicable), represents and warrants to the Department as to the Eligible Loans subject to any Class A Participation Interest as of each related Purchase Date and as of each date such Loans are subject to a Class A Participation Interest:

(i) At the time of transfer of title to the Custodian, the Sponsor or the Eligible Lender Trustee (as applicable) has good and marketable title to, and the Sponsor and Eligible Lender Trustee together are the sole owners of, the Loans, free and clear of any security interest or lien (other than an interest or lien that will be released simultaneously with the purchase of  the related Class A Participation Interest pursuant to a Security Release Certification), charges, claims, offsets, defenses, counterclaims or encumbrances of any nature and no right of rescission, offsets, defenses or counterclaims have been asserted or threatened with respect to the Loans;

(ii) Each Loan is an Eligible Loan and the description of and information regarding the Loans set forth in the Participation Purchase Request and the Loan Schedule is true, complete and correct;

(iii) The Sponsor or the Eligible Lender Trustee (if applicable) is authorized to transfer the Loans to the Custodian, to cause the Participation Interests to be issued and to sell the Participation Interests to the Department; and the transfer of the Loans to the Custodian and issuance and sale of the

Participation Interests will be made pursuant to and consistent with the laws and regulations under which the Sponsor or the Eligible Lender Trustee (if applicable) operates, and will not violate any decree, judgment or order of any court or agency, or conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to which it is a party or by which it or its property is bound, or constitute a default (or an event which could constitute a default with the passage of time or notice or both) thereunder;

(iv)The Loans are each in full force and effect in accordance with their terms and are legal, valid and binding obligations of the respective Borrowers thereunder subject to no defenses;

(v) No consents and approvals are required by the terms of the Loans for the consummation of the sale of the Participation Interests hereunder to the Department;

(vi) Each Loan has been duly made and serviced in accordance with the provisions of the FFELP established under the Higher Education Act, and has been duly guaranteed by a Guarantor; the Guarantee Agreement is in full force and effect and is freely transferable to the Custodian as trustee for the benefit of the Department as an incident to the purchase of each Participation Interest; and all premiums due and payable to such Guarantor as of the related Purchase Date shall have been paid in full;

(vii) Each Loan provides or, when the payment schedule with respect thereto is determined, will provide for payments on a periodic basis that fully amortize the Principal Balance thereof by its maturity, as such maturity may be modified in accordance with any applicable deferral or forbearance periods granted in accordance with applicable laws, including, those of the Higher Education Act or any applicable Guarantee Agreement, as applicable;

(viii) Any payments on the Loans received by the Sponsor that have been allocated to the reduction of principal and interest on such Loans have been allocated on a simple interest basis;

(ix) Due diligence and reasonable care have been exercised in the making, administering, servicing and collecting on the Loans and, with respect to any Loan for which repayment terms have been established, all disclosures of information required to be made pursuant to the Higher Education Act have been made;

(x) Each Borrower is an eligible borrower under the terms of Section 428, 428B or 428H of the Higher Education Act, as applicable;

                (xi) All Borrower origination fees and loan fees required pursuant to Section 438 of the Higher Education Act have been  paid to the Secretary or appropriately reserved by the Sponsor or the Eligible Lender Trustee
                (if applicable) for payment to the Secretary;

(xii) Each Loan is denominated and payable only in Dollars in the United States;

(xiii) Sponsor has delivered or caused to be delivered to the Custodian as the legal owner of the Loan and trustee for the Department or to the designee of the Custodian, each of the Loan Documents with respect to such Loan;

(xiv) The transfer and assignment herein contemplated constitute a valid sale of the Participation Interests from the Sponsor to the Department, and the beneficial interest in and title to such Participation Interests shall not be part of the Sponsor’s estate in the event of the bankruptcy of the Sponsor or the appointment of a receiver with respect to the Sponsor;

(xv) Except for Loans executed electronically, there is only one original executed copy of the Promissory Note evidencing each Loan. For Loans that were executed electronically, the Sponsor of such Loan (or its designee) has possession of the electronic records evidencing the Promissory Note, including all Loan Documents. The Promissory Notes that constitute or evidence the Loans do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Department;

(xvi) To the extent any Loan is evidenced by an electronic Promissory Note or an electronic record, or to the extent the signature of the obligor on any
 Promissory Note is an  electronic signature, the Sponsor has complied (and has caused any originator or servicer of the Loan to comply) with all regulations and other requirements provided by the applicable Guarantor or the Department relating to the validity and enforceability of such Promissory Note;

(xvii) Neither the Sponsor nor the Eligible Lender Trustee (if applicable) has pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Loans other than the conveyance to the Custodian as trustee for the benefit of the Department (other than (x) the transfer of legal title to the Eligible Lender Trustee (if applicable), or (y) a security interest or lien that will be released simultaneously with the purchase of the related Class A Participation Interest pursuant to a Security Release Certification). Neither the Sponsor nor the Eligible Lender Trustee (if applicable) has authorized the filing of or is aware of any financing statements against either party that includes a description of collateral covering the Purchased Eligible Loans hereunder or any other security interest that has not been terminated, or that will not be terminated upon purchase of the related Class A Participation Interest by the Department. Neither the Sponsor nor the Eligible Lender Trustee (if applicable) is aware of any judgment or tax lien filings against it;

(xviii) No Borrower of a Loan is noted in the related loan file as being currently involved in a bankruptcy proceeding;

(xix) Each grant of the Purchased Eligible Loans by the Sponsor pursuant to this Master Participation Agreement is not subject to the bulk transfer act or any similar statutory provisions in effect in any applicable jurisdiction; and

(xx) Each grant of the Purchased Eligible Loans (including all payments due or to become due thereunder) by the Sponsor pursuant to this Master Participation Agreement is not subject to and will not result in any tax, fee or governmental charge payable by the Sponsor to any federal, state or local government.

(c) Representations and Warranties of the Custodian. The Custodian represents and warrants to the Department and the Sponsor, as of the date the Adoption Agreement is executed and at all times thereafter:

(i) The Custodian is duly organized, validly existing and in good standing under the laws of the State of its formation. The Custodian has all licenses necessary to carry out its business as now being conducted or is otherwise exempt under applicable law from such licensing or qualification or is otherwise not required under applicable law to effect such licensing or qualification and no demand for such licensing or qualification has been made upon the Custodian by any such state. No licenses or approvals obtained by the Custodian have been suspended or revoked by any court, administrative agency, arbitrator or governmental body and no proceedings are pending which might result in such suspension or revocation;

 (ii) The Custodian is an “eligible lender” as such term is defined in Section 435(d)(1)(A) of the Higher Education Act, and is a National or  State-chartered bank;

(iii) The Custodian has a long-term senior unsecured debt rating of not less than investment grade by at least one of Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., Moody’s Investors Service, Inc. or Fitch Ratings, or any of their successors in interest;

(iv) The Custodian has a combined capital and surplus of at least $50,000,000, as set forth in its most recent published annual report of condition;

(v) The Custodian has demonstrated, to the satisfaction of the Department, that it has the administrative capability and operating systems adequate to discharge faithfully the functions of the Custodian under this Agreement, and has allocated sufficient staff (including Responsible Officers of the corporation) to carry out such duties;

(vi) The Custodian is not affiliated with the Sponsor or the Eligible Lender Trustee;

(vii) The Custodian is not aware of any liens in existence with respect to any Purchased Eligible Loan held by the Custodian, other than the lien of the Department and any interest or lien that will be released simultaneously with the purchase of the related Class A Participation Interest pursuant to a Security Release Certification;

(viii) The Custodian has all requisite power and authority to hold each Loan as trustee, and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Custodian has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered the Adoption Agreement, and this Agreement, assuming due authorization, execution and delivery by each of the Sponsor and the Department, constitutes a legal, valid and binding obligation of the Custodian, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of rights of creditors generally, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law);

(ix) The execution and delivery of the Adoption Agreement by the Custodian and the performance of and compliance with the terms of this Agreement will not violate the Custodian's formation documents or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which the Custodian is a party or which may be applicable to the Custodian or its assets;

(x) The Custodian is not in violation of, and the execution and delivery of this Agreement by the Custodian and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Custodian or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Custodian or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

(xi) The Custodian does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(xii) There are no actions or proceedings against, or investigations of, the Custodian before any court, administrative agency or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the transfer of the Loans to the Custodian or the creation and sale of the Participation Interests or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Custodian of its obligations under, or the validity or enforceability of, this Agreement; and

(xiii) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Custodian of, or compliance by the Custodian with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained.

Section 11. Collections; Distributions.

(a) The Sponsor shall cause a Collection Account to be established at the Custodian for the purpose of holding all payments and other proceeds of any kind received on or with respect to the Purchased Eligible Loans and any funds received by reason of a Borrower cancellation of a Purchased Eligible Loan or a return of Title IV, HEA funds from the institution attended by such Borrower, and without the netting of any amounts (“Collections”) for the benefit of the Department, as holder of the Class A Participation Interests. The Sponsor shall cause the Servicers, as defined below, to deposit all Collections as soon as possible, but in no event later than two (2) Business Days after receipt of funds, into the Collection Account. The Custodian hereby grants to the Department a first priority precautionary security interest in the Collection Account, all Collections at any time on deposit therein and all proceeds and products thereof. Amounts on deposit in the Collection Account may be invested only in Permitted Investments.

(b) On the first Business Day of each calendar month or such other date as agreed to between the Custodian and the Department, the Custodian shall distribute all funds then on deposit in the Collection Account to be applied in the following order of priority:

first, to the Department to pay the aggregate outstanding Participant’s Yield then due and owing to the Department (together with all outstanding Participant’s Yield not paid to the Department on any previous distribution date due to insufficient funds on deposit in the Collection Account);

second, to the Department to reduce the aggregate outstanding principal balance of the Class A Participation Interests held by the Department (calculated pursuant to Section 5(g) through the end of the most recent calendar month), until such balance is reduced to zero; and

third, to the Sponsor, any remaining amounts.

(c) Upon the request of the Sponsor, the Custodian may distribute funds then on deposit in the Collection Account to the Department on a regular basis, but not more frequently than weekly.

(d) Following the Termination Date, but on or before October 20, 2009, the Custodian shall distribute any funds remaining on deposit in the Collection Account, in the following order of priority:

first, to the Department, the aggregate outstanding Participant’s Yield then due and owing;

second, to the Department to reduce the aggregate outstanding principal balance of the Class A Participation Interests (calculated pursuant to Section 5(g) through the end of the most recent calendar month) until such balance is reduced to zero; and

third, to the Sponsor, any remaining amounts.

(e) All distributions by the Custodian hereunder shall be made by electronic transfer in funds available on the next business day in accordance with the instructions provided by the recipient.

(f) The Custodian shall calculate any amounts due to the Department or the Sponsor hereunder and all such calculations shall be subject to verification by the Department.

Section 12.Servicing of Eligible Loans.

(a) Each Eligible Loan which is subject to a Participation Interest shall be serviced by a Servicer (which may be the Sponsor) at the direction of the Custodian pursuant to the terms of an Eligible Servicing Agreement, and in accordance with Department regulations. No such Servicer shall be subject to sanction by the Department.

(b) The Sponsor will be responsible for the payment of any servicing related fees and expenses incurred in connection with the servicing of the related Eligible Loans.

(c) A servicing agreement will be deemed to be an “Eligible Servicing Agreement” if the agreement:

(i) contains customary terms and conditions that reflect a negotiated, arms length transaction;

                (ii) provides for not more than a fair market servicing fee;

(iii) includes usual and customary representations, warranties, covenants and events of default;

(iv) acknowledges or has been amended to acknowledge that the Department is an intended third-party beneficiary of such agreement entitling the Department to instruct the Servicer and exercise remedies with respect to the applicable Eligible Loans upon the occurrence of a Servicer Event of Default;

(v) provides that the Servicer will deposit all Collections into the Collection Account not later than two (2) Business Days after receipt;

(vi) provides that upon notice of the exercise of the Put Option or other acquisition of an Eligible Loan by the Department, such agreement may be terminable by the Department, in its sole discretion, upon thirty (30) days’ notice and the Eligible Loans deconverted and transferred to a designee of the Department without the payment by the Department of any deboarding, deconversion or related costs, penalties or fees to the related Servicer and that the servicing shall be transferred as instructed by the Department; and

(vii) provides that the Servicer shall deliver to the Custodian all documents and information necessary to enable the Custodian to oversee the Servicer as provided herein.

(d) The Custodian shall take all reasonable steps, actions and proceedings necessary to ensure that each Servicer will manage, service, administer, make collections and calculate any amounts owed to the Department with respect to the Eligible Loans (including collection of any Interest Subsidy Payments and Special Allowance Payments and calculate any negative Special Allowance Payments owing with respect to the Eligible Loans) in compliance with all applicable Federal and State laws, including all applicable rules, regulations and other requirements of the Higher Education Act and the applicable Guarantee Agreement. The Custodian shall ensure that each Servicer shall be responsible for segregating, marking each Eligible Loan as owned by the Custodian and remitting to the Custodian all payments received on the Eligible Loans for the benefit of the Department as the holder of the Class A Participation Certificate, including but not limited to, physical or electronic marking of relevant computer records.

 Section 13.  Enforcement of the Servicing Agreements.

(a)The Custodian shall take all reasonable steps, actions and proceedings necessary to enforce all terms, covenants and conditions of the Servicing Agreement, and shall cause the Servicer to specify whether Collections received by it and deposited into the Collection Account represent principal or interest.

(b) The Custodian shall not permit the release of the obligations of the Servicer under the Servicing Agreement except in conjunction with amendments or modifications permitted by Section 13(f) below.

(c) At all times, to the extent permitted by law, cause to be defended, enforced, preserved and protected the rights and privileges of the Custodian and the Department under or with respect to the Servicing Agreement.

(d) The Custodian shall notify the Department in writing promptly upon becoming aware of any default or failure to perform any obligations on the part of the Servicer under the Servicing Agreement.

(e) The Custodian shall not waive any default by the Servicer under the Servicing Agreement without the written consent of the Department.

(f) The Custodian shall not consent or agree to or permit any amendment or modification of the Servicing Agreement which will in any manner materially adversely affect the rights or security of the Department. Pursuant to the Servicing Agreement, the Sponsor and the Custodian shall be entitled to receive and rely upon an opinion of outside counsel that any such amendment or modification will not materially adversely affect the rights or security of the Department.

Section 14. Liability of the Sponsor and the Custodian; Indemnities.

(a) The Sponsor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Sponsor under this Agreement, and to the extent of any obligations delegated by the Custodian to the Sponsor pursuant to the terms hereof.

(i) The Sponsor shall indemnify, defend and hold harmless the Department and its officers, directors, employees and agents in their individual capacity from and against any taxes that may at any time be asserted against any such person with respect to the transactions contemplated herein and in the other documents related hereto, including any sales, gross receipts, general corporation, tangible and intangible personal property, privilege or license taxes and costs and expenses in defending against the same.

(ii) The Sponsor shall indemnify, defend and hold harmless the Department and its officers, directors, employees and agents in their individual capacity, from and against any and all liability for any and all costs, expenses (including, without limitation, costs and expenses of litigation and of investigation counsel fees, damages, judgments and amounts paid in settlement), losses, claims, damages and liabilities that may be imposed on, incurred by, or asserted against the Department in any way relating to or arising out of this Agreement or, the Sponsor’s, the Eligible Lender Trustee’s (if applicable), or the Servicer’s willful misfeasance, bad faith or negligence in the performance of its respective duties under this Agreement or the Servicing Agreement, as applicable, or by reason of a breach by the Sponsor, the Eligible Lender Trustee or the Servicer of any of their respective representations, warranties, covenants or other obligations or duties under this Agreement or the Servicing Agreement, as applicable.

(iii) The Sponsor shall reimburse, indemnify, defend and hold harmless the Custodian and its directors, officers, agents and employees in their individual capacity from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, or out-of pocket expenses of any kind or nature whatsoever, including reasonable attorney’s fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Agreement or the Custodian’s ownership of legal title to the Purchased Eligible Loans.

(b) The Custodian shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Custodian under this Agreement, and with respect to those obligations delegated by it pursuant to the terms hereof, only to the extent the Custodian shall not have complied with Section 18. The Custodian shall indemnify, defend and hold harmless the Department and the officials, employees and agents of the Department in their individual capacity from and against liability for any and all costs, expenses (including, without limitation, costs and expenses of litigation and of investigation counsel fees, damages, judgments and amounts paid in settlement), losses, claims, damages and liabilities that may be imposed on, incurred by, or asserted against the Department in any way relating to or arising out of the Custodian’s willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of its breach of any of its representations, warranties, covenants or other obligations or duties under this Agreement. Notwithstanding anything in this Agreement to the contrary, in no event shall the Custodian be liable for any special, consequential, punitive or indirect damages resulting from any action taken or omitted to be taken by it hereunder or in connection herewith. The foregoing sentence shall survive the removal of the Custodian and the termination of this Agreement. Except to the extent of losses, claims, damages and liabilities that arise out of the Custodian’s willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, the amount of Custodian’s liabilities to the Department and its officials, employees and agents under this Section 14(b) shall be limited to the amount of the aggregate fees paid to it for its services hereunder.

(c) Indemnification under this Section 14 shall survive the resignation or the termination of this Agreement, and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Sponsor or Custodian, as applicable, shall have made any indemnity payments pursuant to this Section and the person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Sponsor or Custodian, as applicable, without interest.

Section 15. Redemption; Put Option; Termination.

(a) On or at any time before the Termination Date with respect to each Purchased Eligible Loan, the Sponsor shall notify the Department and the Custodian of its election to either (x) pay to the Custodian for the benefit of the Department the related Redemption Payment, or (y) exercise the Put Option with respect thereto. Upon receipt of such notification, the Custodian shall compute the calculation in clause (y) of the definition of Redemption Payment based upon the data provided by the Sponsor in such notification.

(b) Upon receipt of the Redemption Payment with respect to a Purchased Eligible Loan, the Custodian shall promptly (i) remit such Redemption Payment to the Department, (ii) transfer legal title and release all of its interests in and to such Purchased Eligible Loan to the Sponsor or the Eligible Lender Trustee (if applicable), (iii) deliver or cause to be delivered all related Loan Documents to the Sponsor, and (iv) cancel the Class A Participation Interest and the Class B Participation Interest with respect to such Purchased Eligible Loan.

(c) In order to exercise the Put Option with respect to a Purchased Eligible Loan, the Sponsor shall (1) together with its Eligible Lender Trustee, if applicable, have entered into a Master Loan Sale Agreement (which may be done at any time on or before July 1, 2009 notwithstanding any other document or agreement), (2) comply with the requirements set forth in Sections 4A, 4D and 4F of the Master Loan Sale Agreement, (3) comply with each of the conditions precedent set forth in Sections 5A and 5B(i) of the Master Loan Sale Agreement; (4) prepare and deliver to the Custodian for execution the documents set forth in Sections 5B(iii) through (vii) and 5C of the Master Loan Sale Agreement; (5) make each of the representations and warranties set forth in Section 6 of the Master Loan Sale Agreement as they pertain to the Sponsor as of both the date of the Adoption Agreement and the date the related Put Option is exercised, and as they pertain to such Purchased Eligible Loan as of the Purchase Date under this Agreement and as of the date the related Put Option is exercised, (6) ensure the delivery of all related servicing rights with respect to such Purchased Eligible Loan to the Department, and (7) cause the related Servicing Agreement with respect to such Purchased Eligible Loan to be terminated.

         (i) Upon the Custodian’s receipt of a request by the Sponsor to exercise the Put Option with respect to a Purchased Eligible Loan, the Custodian shall promptly (1) transfer legal title and release all of its interests in and to such Purchased Eligible Loan to the Department, (2) deliver or cause to be delivered all related Loan Documents to the Department or its designee, and (3) cancel the Class A Participation Interest and the Class B Participation Interest with respect to such Purchased Eligible Loan.

(ii) The Sponsor and the Department may, at the discretion of the Department, net settle all amounts then due and owing to either party with respect to Purchased Eligible Loans with respect to which the Put Option has been exercised, and the Department will remit to the Custodian any net amount due to the Sponsor, which the Custodian will deposit into the Collection Account and remit to the Department or the Sponsor in accordance with the provisions of Section 11 of this Agreement. The Department will credit in the foregoing settlement process the amount of any Interest Subsidy Payments or Special Allowance Payments then due, owing, and payable with respect to the Eligible Purchased Loans for the most recently completed fiscal quarter, and deduct any negative Special Allowance Payments due and owing with respect to the Eligible Purchased Loans for the most recently completed fiscal quarter.

 (iii) Following the exercise of the Put Option with respect to a Purchased Eligible Loan, such Loan shall immediately become subject to the Master Loan Sale Agreement as though it had been sold thereunder and the Sponsor shall be bound by the terms of the Master Loan Sale Agreement in all respects with respect to such Loan.

(iv) Notwithstanding anything herein to the contrary, a lender providing interim financing to the Sponsor for Loans prior to the related Purchase Date therefor shall have the right to enforce the Sponsor’s obligations to exercise the Put Option with respect to such Loans pursuant to this Section 15 if (x) such lender presents to the Department and the Custodian of a power of attorney that is duly executed by the Sponsor and the Eligible Lender Trustee (if applicable and to the extent necessary) and is enforceable in each applicable jurisdiction, and (y) the Loans are Eligible Loans. For the avoidance of doubt, such lender, in exercising its rights under this Section 15(c)(iv), shall not be obligated to perform any of the obligations of the Sponsor or the Eligible Lender Trustee (if applicable) hereunder, including any obligation to file a Notice of Intent to Participate with the Department, or to make Subsequent Disbursements with respect to any Loan put to the Department by such lender.

(d) Notwithstanding the foregoing, the following will apply with respect to the Sponsor’s redemption or exercise of the Put Option with respect to Purchased Eligible Loans:

(1) any Purchased Eligible Loan that becomes and remains delinquent must be redeemed by the Sponsor not later than the 255th days of such delinquency; and

              (2) any redemption or exercise of the Put Option with respect to a particular Purchased Eligible Loan that is a Stafford Loan shall require the redemption or exercise of the Put Option, as applicable, by the Sponsor, with respect to any other Purchased Eligible Loan that is a Stafford Loan for which the
                    Borrower is the same.

(e) On the Termination Date, all Eligible Loans then subject to Participation Interests, and the related servicing rights attributable to such Eligible Loans, for which the Sponsor has not made the Redemption Payment shall become the property of the Department without any further action by the Department and the Participation Interests and the rights of the Department and the Sponsor under this Agreement shall be automatically terminated. Upon the termination of this Agreement, the Custodian shall remit to the Sponsor the excess (if any) of the aggregate amount of any Redemption Payments made under this Agreement over the obligations due and owing to the Department by the Sponsor.

        (f) In no event shall the Custodian permit any Purchased Eligible Loans to bereleased from a Class A Participation Interest if, after giving effect to such release, theoutstanding Principal Balance of the Purchased Eligible Loans that remain subject to the Class A Participation Interests is less than the aggregate outstanding principal balance of the Class A Participation Interests and Participant’s Yield then due and owing to the Department.

Section 16. Sponsor Events of Default; Remedies. Upon the occurrence of any Sponsor Event of Default, the Department, at its sole option, shall have the right to exercise any or all of the following rights and remedies:

(a) The Department may deem the Termination Date to immediately occur with respect to this Agreement or all or any portion of the Purchased Eligible Loans as it may determine in its sole discretion, whereupon the Sponsor shall remit the Redemption Payment to the Department and/or exercise the Put Option in accordance with Section 15 with respect to each Purchased Eligible Loan subject to such termination;

(b) The Department may increase the Spread to three hundred (300) basis points; and/or

(c )The Department may limit, suspend or terminate the eligibility of the Sponsor, if an Eligible Lender, with respect to participation as a FFELP lender, pursuant to 34 C.F.R. part 682 subpart G, or may suspend or debar the Sponsor pursuant to 34 C.F.R. Part 85, or both.

Section 17. Custodian Events of Default; Removal of Custodian.

(a)Upon the occurrence of any Custodian Event of Default, (i) either the Department or the Sponsor, with the consent of the Department, upon at least thirty (30) days’ prior written notice to the Custodian, may remove and discharge the Custodian from the performance of its obligations hereunder, and (ii) the Department shall have the further right, exercisable at its sole discretion, to limit, suspend or terminate the eligibility of the Custodian with respect to participation as a FFELP lender, pursuant to 34 C.F.R. part 682 subpart G, or may suspend or debar the Custodian pursuant to 34 C.F.R. Part 85, or both.

(b)Promptly after the giving of notice of removal of the Custodian, the Sponsor shall appoint, by written instrument, a successor custodian that meets all of the criteria of eligibility of a custodian under this Master Participation Agreement, and the Sponsor shall cause such successor custodian to become a party to this Master Participation Agreement by executing a counterpart of the Adoption Agreement within thirty (30) days’ of notice of removal to the Custodian.

(c) In the event of any removal of the Custodian pursuant to Section 17(a) hereof, the Custodian shall promptly transfer to the successor custodian, as directed in writing, legal title to all Eligible Loans and all Loan Documents being administered under this Agreement, and shall cooperate and comply with all other reasonable requests in connection with the transfer of the Purchased Eligible Loans and the Collection Account to the successor custodian. Any cost of shipment arising out of the removal of the Custodian shall be at the expense of the Sponsor.

(d) In the event a Custodian (or successor custodian) is removed, by any Person or for any reason permitted hereunder, such removal shall not become effective until (a) in the case of removal by the Department, the Department by instrument or concurrent instruments in writing (signed and acknowledged by an authorized representative or an attorney-in-fact) filed with the Custodian removed have appointed a successor custodian or otherwise the Sponsor shall have appointed a successor, and (b) the successor custodian has accepted appointment as such.

    Section 18.  Delegation of Duties by the Custodian. The Custodian may delegate to another Eligible Lender (including the Sponsor) or to the related Servicer certain of its obligations hereunder. Notwithstanding the foregoing, the Custodian must perform and shall not delegate its obligations to do the following: (1) hold legal title in its own name to each of the Purchased Eligible Loans, (2) issue and authenticate the Participation Certificates, (3) issue the Participation Interests, (4) create and deliver each Loan Schedule and Custodial Certification and each of the reports required to be delivered by the Custodian under Section 8(b) hereof, and (5) hold and disburse all Collections, collect any Redemption Payments in accordance with the terms hereof, net settle any exercise of the Put Option, and perform any other collection and remittance functions ancillary to the transactions contemplated herein between the Sponsor and the Department (except as expressly permitted in Section 7 hereof). If the Custodian delegates any of its obligations to a delegee as permitted in this Section 18: (i) the Custodian shall exercise due care in its appointment of such delegee, (ii) if the Custodian performs any of its non-delegated obligations hereunder in reliance on such delegee’s performance of delegated obligations, such reliance shall be reasonable under the circumstances, (iii) the Custodian shall take those steps that are reasonable under the circumstances to ascertain whether such delegee is properly performing the delegated obligations, and (iv) if such delegee has failed to perform any of its delegated obligations, the Custodian shall either assume the delegated obligations or promptly appoint a successor delegee to perform such obligations.

Section 19.  Custodian Not to Resign. The Custodian may not resign from its duties and obligations as custodian hereunder unless such resignation is agreed to by the Department and the Sponsor.

Section 20.  Merger of the Custodian. Any corporation into which the Custodian may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Custodian shall be a party, or any corporation succeeding to all or substantially all of the custodial or trust business of the Custodian, shall be the successor to the Custodian hereunder, provided that such corporation shall be otherwise qualified and eligible under this Master Participation Agreement, without the execution or filing of any paper or any further act on the part of any other parties hereto.

Section 21.  No Transfer of Participation Certificates or Participation Interests. None of the Participation Certificates or any Participation Interest may be sold, assigned, transferred, pledged, or hypothecated by any party hereto without the prior written consent of each other party hereto; provided that the Sponsor may grant a security interest in any of the Class B Participation Interests to any Person providing interim financing to the Sponsor.

Section 22.  Fees and Expenses.

(a) The Sponsor shall be required to pay (i) all of the costs and expenses which are incurred by it in connection with the negotiation, preparation, execution and delivery of this Agreement and any other related documents, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for such Sponsor, (ii) all costs and expenses of servicing the Eligible Loans, (iii) the cost of audits and reports required to be delivered under this Agreement by the Sponsor, the Custodian and the Servicer, (iv) all costs and expenses incurred in connection with the transfer and delivery of the Eligible Loans to the Custodian and (v) the fees of the Custodian and any fees and expenses incurred in connection with transferring ownership of any Eligible Loans to the Custodian or to the Department in connection with the exercise of the Put Option or any other acquisition of ownership of the Eligible Loans by the Department. The Sponsor is responsible for any fee or other charge owed to the Department or to the guaranty agency on a Purchased Eligible Loan after such Purchased Eligible Loan has been transferred to the Custodian, including amounts owed to the Department as a recapture of excess interest.

(b)The Custodian shall be required to pay all of the costs and expenses which are incurred by it in connection with the negotiation, preparation, execution and delivery of this Agreement and any or any other related documents, including, without limitation, the reasonable fees and out-of-pocket expenses of its counsel.

(c) The Department shall be required to pay all of the costs and expenses which are incurred by it in connection with the negotiation, preparation, execution and delivery of this Agreement and any or any other related documents, including, without limitation, the reasonable fees and out-of-pocket expenses of its counsel.

Section 23.  Tax Matters.

(a) The parties hereto understand and agree that the economic arrangement related to the distribution provisions of Section 11, are intended to be treated as a partnership (the “Partnership”) for tax purposes, and that the income, gain, loss, credit and expenses attributable to such arrangement shall be treated as items of income, gain, loss, credit and expenses of the Partnership. The parties agree to treat the Partnership as a partnership for tax purposes.

 (b) The Partnership’s fiscal year shall end on December 31 of each year unless otherwise required by Section 706 of the Code and the Treasury Regulations. As soon as practicable after the end of each fiscal year (but no later than six (6) months after the end of each fiscal year), the Custodian will prepare and mail, or cause to be prepared and mailed, to the Department and the Sponsor (each, a “Partner”, and together, the “Partners”) information on Schedule K-1 to Form 1065 and such additional information as shall enable each Partner to prepare its federal, state and local income tax returns in accordance with the laws then prevailing.

(c) The Custodian shall establish and maintain a separate capital account (a “Capital Account”) for each Partner in accordance with the Treasury Regulations promulgated under Section 704(b) of the Code. The Capital Accounts of the Partners shall be adjusted and maintained in a manner that as closely as possible gives economic effect to the provisions of this Agreement. No later than as of the end of each fiscal year of the Partnership, the Partnership’s income, gains, losses and expenses for U.S. federal, state and local income tax purposes shall be allocated among the Capital Accounts in a manner that as closely as possible gives economic effect to the provisions of this Agreement. With respect to any fiscal period during which any Partner’s economic interest in the Partnership changes by reason of any event described in Section 706(d)(1) of the Code and Treasury Regulations issued thereunder, allocations of the Partnership’s income, gain, loss and expense shall be adjusted appropriately to take into account the varying interests of the Partners during such period. The Partnership shall select the method of making such adjustments, which method shall be used consistently thereafter. Items of income, gain, loss, deduction and credit, as determined for U.S. federal income tax purposes shall be allocated in a manner consistent with the requirements of Section 704(c) of the Code.

(d) If the Partnership incurs any obligation to pay directly any amount in respect of taxes, including but not limited to withholding taxes imposed on any Partner’s share of the Partnership gross or net income and gains (or items thereof), income taxes, and any interest, penalties or additions to tax (“Tax Liability”), or the amount of cash or other property to which the Partnership otherwise would be entitled is reduced as a result of withholding by other parties in satisfaction of any such Tax Liability, all payments by the Partnership in satisfaction of that Tax Liability and all reductions in the amount of cash or fair market value of property to which – but for such Tax Liability – the Partnership would have been entitled shall be treated, pursuant to this Agreement, as distributed to those Partners or former Partners to which the related Tax Liability is attributable. Notwithstanding any other provision of this Agreement, subsequent distributions to the Partners shall be adjusted by the Partnership in an equitable manner so that, after all such adjustments have been made and to the extent feasible, the burden of taxes withheld at the source or paid by the Partnership is borne by those Partners to which such tax obligations are attributable. The Partnership shall determine the amount (if any) of any Tax Liability attributable to any Partner taking into account any differences in the Partner’s status, nationality or other characteristics.

Section 24.  Set-off.  In addition to any rights and remedies of the Department provided in this Agreement and by law, the Department shall have the right, without prior notice to the Sponsor, any such notice being expressly waived by the Sponsor to the extent permitted by applicable law, upon any amount becoming due and payable to the Department by the Sponsor hereunder with respect to any Purchased Eligible Loan or otherwise, to set-off and appropriate and apply against such amount any and all Collections then on deposit in the Collection Account. The Department agrees to notify promptly the Sponsor after any such set-off and application made by the Department, and to provide, upon objection by the Sponsor, such review as may be required by applicable law regarding objections to the existence and amount of the claim enforced by such set-off. The review is to be conducted on written submissions, and failure to give such notice shall not affect the validity of such set-off and application.

Section 25.  Survival of Covenants. All covenants, agreements, representations and warranties made herein and in or pursuant to any related documents or agreements executed pursuant to this Agreement shall survive the consummation of the acquisition of the Participation Interests by the Department. All covenants, agreements, representations and warranties made or furnished pursuant hereto by or on behalf of the Sponsor shall bind and inure to the benefit of any successors or assigns of the Department and shall survive with respect to each Participation Interest and each Loan subject to a Participation Interest.

Section 26.  Communication and Notice Requirements. All communications, notices and approvals provided for hereunder shall be in writing and mailed or delivered to the Sponsor, the Custodian or the Department, as the case may be, at such address as either party may hereafter designate by notice to the other party. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address as follows:

If to the Department:

By U.S. Postal Service mail:

United States Department of Education
400 Maryland Avenue, SW
UCP, Room 111G3
Washington, DC 20202-5402
Attention: FFEL Agreement Process Team

By courier or express mail:

United States Department of Education
830 First Street, N.E.
Room 111G3
Washington, DC 20202-5402
Attention: FFEL Agreement Process Team

If to the Sponsor or the Eligible Lender Trustee:

The address designated in the Adoption Agreement.

If to the Custodian:

The address designated in the Adoption Agreement.

Section 27.  Form of Instruments. All instruments and documents delivered in connection with this Agreement and any Class A Participation Certificate, and all proceedings to be taken in connection with this Agreement and any Class A Participation Certificate and the transactions contemplated herein and therein, shall be in a form as set forth in the attachments hereto, and the Department shall have received copies of such documents as it or its counsel shall reasonably request in connection therewith. Any instrument or document which is substantially in the same form as an attachment hereto or a recital herein will be deemed to be satisfactory as to form.

Section 28.  Amendment; Waiver. This Agreement, any Class A Participation Certificate and any document or instrument delivered in accordance herewith or therewith may be amended by the parties hereto and thereto with the written consent of all parties hereto or thereto. No term or provision of this Agreement may be waived or modified unless such waiver or modification is consistent with the requirements of Section 459A of the Higher Education Act, is in writing and is signed by the party against whom such waiver or modification is sought to be enforced.

Section 29.  Severability Clause. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate in good-faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

        Section 30.  Governing Law. This Agreement and any Class A Participation   Certificate and the rights and obligations of the parties thereto shall be governed by and construed in accordance with Federal law. To the extent there may be no applicable Federal law, the internal laws of the State of New York (without giving regard to conflicts of laws principles other than Sections 5-1401 and 5-1402 of the New York General Obligations Law) shall be deemed reflective of Federal law to the extent that to do so would not frustrate the purposes of any provision of the Agreement or the transactions governed thereby.

Section 31.  Exhibits. The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 32.  General Interpretive Principles. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(1) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(2)accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(3) references herein to “Articles,” “Sections,” “Subsections,” “Paragraphs,” and other Subdivisions without reference to a document are to designated
Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

(4) reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(5)the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision;

(6) the word “day” or “days” shall mean calendar day(s) unless expressly stated otherwise; and

(7) the term “include” or “including” shall mean without limitation by reason of enumeration.

Section 33.  Reproduction of Documents. This Agreement and all documents relating hereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photo static, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 34.   Further Agreements. Each of the Sponsor and the Eligible Lender Trustee (if applicable) agrees to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 35.  Other Department Program. Separately, the Department is offering a Loan Purchase Commitment Program (as referred to in the Notice of Intent to Participate) for eligible FFELP loans. This Agreement does not require, nor does it preclude, the participation of an Eligible Lender in that separate program except to the extent specified in Section 15 hereof.

Section 36.  Adoption. This Agreement shall be effective with respect to the Sponsor, the Eligible Lender Trustee (if applicable) and the Custodian as of the day and year on which an Adoption Agreement, in the form attached hereto as Exhibit A, is entered into by and among the Sponsor, the Eligible Lender Trustee (if applicable), the Custodian and the Department.

      Section 37.  Integration. The Master Participation Agreement, together with the related Adoption Agreement and any guidance interpreting the provisions of this Agreement published by, and binding on, the Department prior to November 1, 2008, embodies the entire agreement and understanding of the parties hereto and thereto and supersedes any and all prior agreements, arrangements and understandings relating to the matters provided for herein and therein.

Exhibit A

FORM OF ADOPTION AGREEMENT

This Adoption Agreement, dated as of the date set forth on the signature page, among the United States Department of Education (“Department”), the Sponsor (as listed in Section 1 hereof) (“Sponsor”)[, the Eligible Lender Trustee (as listed in Section 1A hereof) (“Eligible Lender Trustee”)] and the Custodian (as listed in Section 2 hereof) (“Custodian”) is made pursuant to the Master Participation Agreement, dated as of July 25, 2008, published by the Department (“Master Participation Agreement”). Capitalized terms used but not otherwise defined herein, shall have the meanings set forth in the Master Participation Agreement.

a) The Department desires to purchase from the Sponsor, and the Sponsor desires to sell to the Department, in each case through the Custodian, certain Participation
Interests in Eligible Loans from time to time pursuant to the terms and conditions set forth in the Master Participation Agreement.

b) The Department and the Sponsor desire to set forth herein the terms and conditions of such purchase and sale arrangements.

c) [Each of] [T]he Sponsor [and the Eligible Lender Trustee] desires to transfer title to the Eligible Loans to the Custodian, and the Custodian hereby accepts such delivery and agrees to hold such Eligible Loans and all supporting documentation delivered in connection with such Eligible Loans in trust for the benefit of the holders of the Participation Interests.

d) This Adoption Agreement shall supersede and replace all prior agreements among the parties regarding the sale of Participation Interests in Eligible Loans by the Sponsor to the Department.

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Department and the Sponsor hereby agree as follows:

Section 1.“Sponsor” shall mean:

[NAME OF SPONSOR]
[ADDRESS]
[LENDER ID]

The above address shall be the Sponsor’s address for the purpose of receiving notices pursuant to the Master Participation Agreement.

[Section 1A. “Eligible Lender Trustee” shall mean:

[NAME OF ELIGIBLE LENDER TRUSTEE]
[ADDRESS]
[LENDER ID]

The above address shall be the Eligible Lender Trustee’s address for the purpose of receiving notices pursuant to the Master Participation Agreement.]

Section 2. “Custodian” shall mean:
[NAME OF CUSTODIAN]
[ADDRESS]

The above address shall be the Custodian’s address for the purpose of receiving notices pursuant to the Master Participation Agreement.

Section 3.  Purchase and Sale of Participation Interests. Following the date of this Adoption Agreement, [each of] the Sponsor [and the Eligible Lender Trustee] agrees to participate in the Department's Participation Purchase Program for Participation Interests in Eligible Loans made pursuant to the Federal Family Education Loan Program under the Master Participation Agreement and to deliver to the Department such Participation Interests in the aggregate principal amounts as evidenced by Participation Purchase Requests and related attachments entered into among the Sponsor, [the Eligible Lender Trustee], the Custodian holding legal title to the Eligible Loans in trust for the holders of the Participation Interests pursuant to the Master Participation Agreement. The Sponsor agrees to sell to the Department, and the Department agrees to purchase from the Sponsor such Participation Interests on the terms and subject to the conditions of the Master Participation Agreement as the same may be supplemented or amended from time to time. The Custodian agrees to hold each Eligible Loan and, either directly or through its designee, all supporting documentation and records in trust for the benefit of the holders of the Participation Interests, and to issue the Participation Interests pursuant to the terms and conditions of the Master Participation Agreement as the same may be supplemented or amended from time to time. Each of the Sponsor, [the Eligible Lender Trustee], the Department and the Custodian hereby acknowledges and agrees to all terms and provisions of the Master Participation Agreement which relate to the creation of and selling of Participation Interests which are incorporated herein in their entirety as if such had been set forth herein, as the same may be supplemented or amended from time to time.

Section 4.   Incorporation of Master Participation Agreement. Each of the Sponsor, [the Eligible Lender Trustee], the Department and the Custodian hereby acknowledges and agrees to all terms and provisions of the Master Participation Agreement which are incorporated herein in their entirety as if such had been set forth herein in their entirety, as the same may be supplemented or amended from time to time.

Section 5.  Governing Law. This Adoption Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with Federal law. To the extent that there may be no applicable Federal law, the internal laws of the State of New York (without giving regard to conflicts of laws principles other than Sections 5-1401 and 5-1402 of  the New York General Obligations Law) shall be deemed reflective of Federal law to the extent that to do so would not frustrate the purposes of any provision of this Adoption Agreement.
   [Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Adoption Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

United States Department of Education

By:____________________________
Name:
Title:

Date of Adoption Agreement: __________
(to be inserted by the Department)

[NAME OF SPONSOR], as Sponsor

By:_____________________________
Name:
Title:

[[NAME OF ELIGIBLE LENDER TRUSTEE], as
Eligible Lender Trustee

By:______________________________
Name:
Title:

[NAME OF CUSTODIAN], as Custodian

By:______________________________
Name:
Title:

Exhibit B

FORM OF PARTICIPATION PURCHASE REQUEST

[insert date]

United States Department of Education
400 Maryland Avenue, SW
Washington, DC 20202
Attention: _______________________

Participation Purchase Request Reference:_____________________
Ladies/Gentlemen:

         Reference is made to the Master Participation Agreement, dated as of July 25, 2008 (“Master Participation Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings given them in the Master Participation Agreement), among the United States Department of Education (“Department”), the undersigned Sponsor (“Sponsor”), [the undersigned Eligible Lender Trustee (“Eligible Lender Trustee”),] and the undersigned Custodian (“Custodian”), each of which have been made party to the Master Participation Agreement by executing the Adoption Agreement (“Adoption Agreement”).

       In accordance with Section 4(a) of the Master Participation Agreement, the Sponsor hereby requests that you, the Department, agree to purchase participation interests that consist of (a) a 100% beneficial ownership interest in the principal portion of each Eligible Loan listed on the Loan Schedule attached hereto and (b) the right to receive the Participant’s Yield in respect of such Eligible Loans (“Class A Participation Interests”), in connection with which we shall sell to you the Class A Participation Certificate representing such Class A Participation Interests. The Purchase Price shall be ______ [insert applicable Purchase Price pursuant to the terms of the Master Participation Agreement]. The Purchase Date shall be the date on which the Custodian receives payment of the Purchase Price from the Department in exchange for the Class A Participation Interests. The Sponsor hereby certifies to the Department and the Custodian that, as of the date hereof, it is in compliance with all of the representations and warranties set forth in Section 10(a) of the Master Participation Agreement.

The Custodian hereby certifies that upon the delivery of each Loan Schedule and Custodial Certification and the receipt of the Purchase Price from the Department, the Custodian shall hold the Loan Documents (either directly or indirectly through its designee) and legal title with respect to each such Eligible Loan continuously in trust for the benefit of the holders of the Participation Interests until such time as all Participation Interests in such Eligible Loans are redeemed or the Put Option is exercised and the Class A Participation Interests are terminated.

Sincerely,

[SPONSOR], as Sponsor

By:____________________
Name:
Title:

[[ELIGIBLE LENDER TRUSTEE], as Eligible Lender Trustee

By:______________________
    Name:
    Title:

[CUSTODIAN], as Custodian

By:_______________________
Name:
Title:

Acknowledged

UNITED STATES DEPARTMENT OF EDUCATION

By:___________________________
Name:
Title:

[LOAN SCHEDULE TO BE ATTACHED]

Exhibit C

FORM OF CLASS A PARTICIPATION CERTIFICATE

Date:____________, 200_

Reference is made to (i) the Master Participation Agreement, dated as of July 25, 2008, and (ii) the Adoption Agreement, dated as of [___] by and among [____] as Sponsor (“Sponsor”), [[____] as Eligible Lender Trustee (“Eligible Lender Trustee”),] [____] as Custodian (“Custodian”) and the Department of Education (“Department”) pursuant to which the Sponsor[, the Eligible Lender Trustee] and the Custodian became parties to the Master Participation Agreement. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Master Participation Agreement.

This Class A Participation Certificate evidences the ownership of the Department of the Class A Participation Interests in the Eligible Loans listed on Schedule A hereto having an aggregate Principal Balance as set forth on Schedule A hereto.

The Custodian shall, and is hereby authorized to, record in accordance with its usual practice, the amount of additional Eligible Loan that becomes subject to the Class A Participation Interests represented by this Class A Participation Certificate, and the related Purchase Date, and the date and amount of each principal payment received hereunder on the schedule annexed hereto and any such recordation shall constitute prima facie evidence of the accuracy of the amount so recorded; provided, that the failure of the Custodian to make such recordation (or any error in such recordation) shall not affect the obligations of the Sponsor hereunder or under the Master Participation Agreement.

This Class A Participation Certificate is issued pursuant to, and is entitled to the benefits of, the Master Participation Agreement, to which reference is hereby made for a statement of the terms and conditions governing this Class A Participation Certificate, including the terms and conditions under which this Class A Participation Certificate may be prepaid or its maturity date accelerated. Repayment of the Purchase Price for the Class A Participation Interests is subject to the exercise of the Put Option as described in the Master Participation Agreement. This Class A Participation Certificate and the related Class A Participation Interests are secured by the Eligible Loans as more particularly described in the Master Participation Agreement.

THIS CLASS A PARTICIPATION CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), AND HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR REGULATORY AUTHORITY OF ANY STATE. THIS CLASS A PARTICIPATION CERTIFICATE IS NON-TRANSFERABLE EXCEPT AS OTHERWISE EXPRESSLY PERMITTED IN THE MASTER PARTICIPATION AGREEMENT.

       No failure on the part of the Department to exercise, and no delay in exercising, any right hereunder or under the Master Participation Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies available to the Department hereunder and under the Master Participation Agreement are cumulative and not exclusive of any remedies provided by law.

THIS CLASS A PARTICIPATION CERTIFICATE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH FEDERAL LAW. TO THE EXTENT THAT THERE MAY BE NO APPLICABLE FEDERAL LAW, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING REGARD TO CONFLICTS OF LAWS PRINCIPLES OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) SHALL BE DEEMED REFLECTIVE OF FEDERAL LAW INSOFAR AS TO DO SO WOULD NOT FRUSTRATE THE PURPOSES OF ANY PROVISION OF THE MASTER PARTICIPATION AGREEMENT OR THE TRANSACTIONS GOVERNED THEREBY.

[CUSTODIAN],
in its capacity as trustee

By: _______________________________
Name:
Title:

Schedule A
to Class A Participation Certificate

LOAN SCHEDULE AND CUSTODIAL CERTIFICATION

Exhibit D

FORM OF CLASS B PARTICIPATION CERTIFICATE

Date:____________, 200_

Reference is made to (i) the Master Participation Agreement, dated as of July 25, 2008, and (ii) the Adoption Agreement, dated as of [___] by and among [____] as Sponsor (“Sponsor”), [[____] as Eligible Lender Trustee (“Eligible Lender Trustee”),] [____] as Custodian (“Custodian”) and the Department of Education (“Department”) pursuant to which the Sponsor[, the Eligible Lender Trustee] and the Custodian became parties to the Master Participation Agreement. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Master Participation Agreement.

This Class B Participation Certificate evidences the ownership of the Sponsor of the Class B Participation Interests in the Eligible Loans listed on Schedule A hereto having an aggregate Principal Balance as set forth on Schedule A hereto.

The Custodian shall, and is hereby authorized to, record in accordance with its usual practice, the amount of additional Eligible Loan that becomes subject to the Class B Participation Interests represented by this Class B Participation Certificate, and the related Purchase Date, and the date and amount of each principal payment received hereunder on the schedule annexed hereto and any such recordation shall constitute prima facie evidence of the accuracy of the amount so recorded; provided, that the failure of the Custodian to make such recordation (or any error in such recordation) shall not affect the obligations of the Sponsor hereunder or under the Master Participation Agreement.

This Class B Participation Certificate is issued pursuant to, and is entitled to the benefits of, the Master Participation Agreement, to which reference is hereby made for a statement of the terms and conditions governing this Class B Participation Certificate. This Class B Participation Certificate and the related Class B Participation Interests are subordinated to the Class A Participation Interests in Eligible Loans sold to the Department by the Sponsor under the Master Participation Agreement. This Class B Participation Certificate and the related Class B Participation Interests are secured by the Eligible Loans as more particularly described in the Master Participation Agreement and represent the right of the holder to either (i) redeem the Eligible Loans in exchange for payment of the Redemption Payment to the Department or (ii) exercise the Put Option with respect to the Eligible Loans, each as described in the Master Participation Agreement.

THIS CLASS B PARTICIPATION CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR REGULATORY AUTHORITY OF ANY STATE. THIS CLASS B PARTICIPATION CERTIFICATE IS NON-TRANSFERABLE EXCEPT AS OTHERWISE EXPRESSLY PERMITTED IN THE MASTER PARTICIPATION AGREEMENT.

No failure on the part of the Sponsor to exercise, and no delay in exercising, any right hereunder or under the Master Participation Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies available to the Sponsor hereunder and under the Master Participation Agreement are cumulative and not exclusive of any remedies provided by law.

THIS CLASS B PARTICIPATION CERTIFICATE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH FEDERAL LAW. TO THE EXTENT THAT THERE MAY BE NO APPLICABLE FEDERAL LAW, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING REGARD TO CONFLICTS OF LAWS PRINCIPLES OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) SHALL BE DEEMED REFLECTIVE OF FEDERAL LAW INSOFAR AS TO DO SO WOULD NOT FRUSTRATE THE PURPOSES OF ANY PROVISION OF THE MASTER PARTICIPATION  AGREEMENT OR THE TRANSACTIONS GOVERNED THEREBY.

[CUSTODIAN],
in its capacity as trustee

By: _______________________________
      Name:
      Title:

Schedule A
to Class B Participation Certificate

LOAN SCHEDULE AND CUSTODIAL CERTIFICATION

[TO BE PROVIDED BY THE DEPARTMENT]

Exhibit E

FORM OF OFFICER’S CERTIFICATE

I, ________________________, hereby certify that I am the duly elected ______________ of [SPONSOR], a ______________ (“Sponsor”), and further certify, on behalf of the Sponsor as follows:

        1. Attached hereto as Attachment I are a true and correct copy of the [Certificate of Incorporation and by-laws][Certificate of limited partnership and limited partnership agreement] of the Sponsor as are in full force and effect on the date hereof.

2. No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Sponsor are pending or contemplated.

3. Each person who, as an officer or attorney-in-fact of the Sponsor, signed (a) the Adoption Agreement dated as of ____________ between the Department[, the Eligible Lender Trustee] and the Sponsor pursuant to the Master Participation Agreement (“Agreement”), dated as of July 25, 2008, by the Department of Education (“Department”) and (b) any other document delivered prior hereto or on the date hereof in connection with the sale of the Participation Interests in accordance with the Agreement was, at the time of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

4. Attached hereto as Attachment II is a true and correct copy of the resolutions duly adopted by the board of directors of the Sponsor on ________________, 200_ (“Resolutions”) with respect to the authorization and approval of the sale of the Participation Interests; said Resolutions have not been amended, modified, annulled or revoked and are in full force and effect on the date hereof.

5. Attached hereto as Attachment III is a Certificate of Good Standing of the Sponsor dated ______________, 200_. No event has occurred since ___________________, 200_ which has affected the good standing of the Sponsor under the laws of the State of ___________.

6. All of the representations and warranties of the Sponsor contained in Section 10 of the Agreement were true and correct in all material respects as of the date of the Agreement and are true and correct in all material respects as of the date hereof.

        7. [Each of] [T]he Sponsor [and the Eligible Lender Trustee] has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied prior to the related Purchase Date pursuant to the Agreement.

All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement.

IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Sponsor.

Dated: _________________________
[Seal]

[SPONSOR NAME]
(Sponsor)

By: _____________________
Name:
Title: [Responsible Officer]

I, _______________________, Secretary of the Sponsor, hereby certify that _________________________ is the duly elected, qualified and acting [Responsible Officer] of the Sponsor and that the signature appearing above is his/her genuine signature.

IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:_________________________

[Seal]

[SPONSOR NAME]
(Sponsor)

By:______________________
Name:
Title: [Assistant] Secretary

Exhibit F

FORM OF OPINION OF COUNSEL TO THE SPONSOR

______________________________
                                      (Date)
United States Department of Education
400 Maryland Avenue, SW
Washington, DC 20202
Attention: [_____________]

[Custodian]
[Address]
Attention: [_____________]

Re: Master Participation Agreement, dated as of July 25, 2008

Ladies and Gentlemen:

I have acted as counsel to [SPONSOR], a _________________ (“Sponsor”), in connection with the sale of certain Participation Interests by the Sponsor to the Department of Education (“Department”) pursuant to a Master Participation Agreement, dated as of July 25, 2008, and the related Adoption Agreement dated as of _____________, between the Sponsor, [the Eligible Lender Trustee] and the Department (“Agreement”). Capitalized terms not otherwise defined herein have the meanings set forth in the Agreement.

In connection with rendering this opinion letter, I, or attorneys working under my direction, have examined, among other things, originals, certified copies or copies otherwise identified to my satisfaction as being true copies of the following:

A. The Agreement;

B. The Sponsor's [Certificate of Incorporation and by-laws][certificate of limited partnership and limited partnership agreement], as amended to date;

C. Resolutions adopted by the Board of Directors of the Sponsor with specific reference to actions relating to the transactions covered by this opinion (“Board Resolutions”); and

D. Such other documents, records and papers as we have deemed necessary and relevant as a basis for this opinion.

For the purpose of rendering this opinion, I have made such documentary, factual and legal examinations as I deemed necessary under the circumstances. As to factual matters, I have relied upon statements, certificates and other assurances of public officials and of officers and other representatives of the Sponsor, and upon such other certificates as I deemed appropriate, which factual matters have not been independently established or verified by me. I have also assumed, among other things, the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, and the conformity to original documents of all documents submitted to me as copies and the authenticity of the originals of such copied documents.

On the basis of and subject to the foregoing examination, and in reliance thereon, and subject to the assumptions, qualifications, exceptions and limitations expressed herein (if any), I am of the opinion that:

1. The Sponsor has been duly [incorporated][formed] and is validly existing and in good standing under the laws of the State of __________ with corporate power and authority to own its properties and conduct its business as presently conducted by it. The Sponsor has the corporate power and authority to service the Loans, and to execute, deliver, and perform its obligations under the Agreement.

2. The Agreement has been duly and validly authorized, executed and delivered by the Sponsor.

3. The Agreement constitutes valid the legal and binding obligation of the Sponsor, enforceable against the Sponsor in accordance with its terms.

4. No consent, approval, authorization or order of any state or federal court or government agency or body is required for the execution, delivery and performance by the Sponsor of the Agreement or the consummation of the transactions contemplated by the Agreement, except for those consents, approvals, authorizations or orders which previously have been obtained.

5. The fulfillment of the terms of or the consummation of any other transactions contemplated in the Agreement will not result in a breach of any term or provision of the [certificate of incorporation or by-laws][certificate of limited partnership or limited partnership agreement] of the Sponsor, or, to the best of my knowledge, will not conflict with, result in a breach or violation of, or constitute a default under, (i) the terms of any indenture or other agreement or instrument known to me to which the Sponsor is a party or by which it is bound, (ii) any State of ____________ or federal statute or regulation applicable to the Sponsor, or (iii) any order of any State of ____________ or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Sponsor, except in any such case where the default, breach or violation would not have a material adverse effect on the Sponsor or its ability to perform its obligations under the Agreement.

6. There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Sponsor which, in my judgment, either in any one instance or in the aggregate, would draw into question the validity of the Agreement or which would be likely to impair materially the ability of the Sponsor to perform under the terms of the Agreement.

7.The sale of each Participation Interest as and in the manner contemplated by the Agreement is sufficient fully to transfer to the Department all right, title and interest of the Sponsor thereto as the owner thereof.

8.The Agreement is effective to create, in favor of the Custodian and the Department, a valid security interest under the Uniform Commercial Code in all of the right, title and interest of the Sponsor in, to and under the Collateral. Upon the filing of financing statements on Form UCC-1 naming Sponsor as “Debtor”, Custodian as “Secured Party”, and the Department as “Assignee” describing the Collateral, with the [Secretary of State of ___________], the security interests in the Collateral above will constitute fully perfected security interests under the Uniform Commercial Code in all right, title and interest of the Sponsor in, to and under such of the Collateral that can be perfected by filing under the Uniform Commercial Code.

[Assumptions and qualifications, if any]

I am admitted to practice law in the State of ___________, and I render no opinion herein as to matters involving the laws of any jurisdiction other than the State of_________ and the Federal laws of the United States of America.

Very truly yours,

Exhibit G

FORM OF SECURITY RELEASE CERTIFICATION

I. Release of Security Interest
___________________________, hereby relinquishes any and all right, title and interest it may have in and to the Loans described on the schedule attached hereto upon purchase of a Participation Interest therein by the Department of Education from the Sponsor named below pursuant to that certain Master Participation Agreement, dated as of July 25, 2008, and the related Adoption Agreement between the Sponsor, [the Eligible Lender Trustee] and the Department of Education dated as of  _____________________, as of the date and time of receipt by ______________________________ of $__________ for such Participation Interests in such Loans (“Date and Time of Sale”), and certifies that, as of the Date and Time of Sale, (i) all notes, assignments and other documents in its possession relating to such Loans have been delivered and released to the Sponsor named below or its designees other than copies thereof that are retained by the undersigned or its designee (in electronic or paper medium), and (ii) all appropriate Uniform Commercial Code termination statements have been filed evidencing the release of its lien on the related Loans.

Name and Address of Financial Institution

(Name)

(Address)

By:______________________________________

II. Certification of Release

The Sponsor named below hereby certifies to the Department of Education that, as of the Date and Time of Sale of the Participation Interests in the above mentioned Loans to the Department of Education, the security interests in the Loans released by the above named corporation comprise all security interests relating to or affecting any and all such Loans. The Sponsor warrants that, as of such time, there are and will be no other security interests affecting any or all of such Loans.

Sponsor

By:_________________________
Name:_______________________
Title:

Exhibit H

FORM OF NOTICE OF INTENT TO PARTICIPATE

[__________, 200_]
U.S. Department of Education
Washington, D.C.
By: E-mail: ffel.agreementprocess@ed.gov

Re: Loan Purchase Commitment Program and/or Loan Participation Purchase Program for Eligible FFELP Loans

Ladies and Gentlemen:

The undersigned, an eligible Federal Family Education Loan Program (FFELP) lender under Section 435(d)(1) of the Higher Education Act of 1965, as amended (HEA), eligible lender trustee, or holder of beneficial interests in FFELP Loans (“Undersigned”), hereby notifies the United States Department of Education that it intends to participate in one or both of the following FFEL Loan Purchase programs for the 2008-2009 academic year. The Loan Purchase programs are authorized under Section 459A of the HEA, as amended by the Ensuring Continued Access to Student Loans Act of 2009 (Pub. L. No. 110-227), and described in the Notice of Terms and Conditions of Purchase of Loans under the Ensuring Continued Access to Student Loans Act of 2008 (Register Notice) published in the Federal Register, Vol. 73, No. 127, July 1, 2008. Signifying intent to participate in one or both of the programs offered does not require actual participation in such programs.

CHECK THE APPLICABLE BOX(ES):             □ Loan Purchase Commitment Program
    □ Loan Participation Purchase Program and the
       Loan Purchase Commitment Program

By signifying its intent to participate in such program(s), the Undersigned hereby certifies and agrees that:

If the Undersigned participates in either of the programs, it will continue to originate or acquire FFELP loans made to students and parents.

If the Undersigned participates in the Loan Participation Purchase Program, it will sell, from time to time, participation interests in FFELP loans to the Department of Education with an aggregate unpaid principal balance of not less than $50,000,000 in loans either held by such eligible lender or aggregated with other FFELP loans held by one or more eligible lenders. Note that there is no minimum for the Loan Purchase Commitment Program.

The Undersigned acknowledges that it shall not be permitted to sell FFELP loans or participation interests therein to the Department of Education with respect to which the first disbursement was made prior to the date on which the Department of Education receives this Notice of Intent to Participate, except that, if the Department of Education receives this Notice of Intent to Participate by July 31, 2008 the Undersigned shall be permitted to sell to the Department of Education FFELP loans or participation interests therein, as applicable, where the first disbursement of the loan(s) was made on or after May 1, 2008.

For the purpose of item 3 above, the Department of Education will return to the Undersigned, via electronic mail (e-mail), information indicating the date the Notice of Intent to Participate was received by the Department of Education.

The Department of Education has provided that it will accept signed copies of this Notice of Intent sent as a PDF attachment via e-mail at the address below.

The Undersigned is aware that it must refer to the Federal Register Notice and to the agreements referred to therein for a complete description of the terms and conditions under which the Department of Education will administer the Loan Purchase Programs. The Undersigned also is aware that in order to participate in the Loan Purchase programs it must execute a Master Agreement for the respective program. If the Undersigned is a beneficial holder of FFELP loans, include on this form the LID(s) under which it operates. If the Undersigned, as an eligible lender trustee, files this Notice on behalf of its beneficial holders of FFELP loans, include the name and LID of each of those beneficial holders.

This Notice of Intent to Participate is hereby executed and dated as of the date first listed above.

By executing this Notice of Intent, the Undersigned now possesses an option to participate in the Loan Purchase Program or Programs indicated by the Undersigned above.

The Undersigned asks that the Department of Education please direct all inquiries and correspondence relating to these programs to:

[UNDERSIGNED NAME AND LENDER ID NUMBER]
[ELIGIBLE LENDER TRUSTEE NAME OR BENEFICIAL HOLDER
NAME, IF ANY AND LIDS]
[STREET ADDRESS]
[CITY], [STATE] [ZIP]
Attention of: [NAME], [TITLE]
By Phone - [XXX-XXX-XXXX]
By Fax – [XXX-XXX-XXXX]
By E-mail – [email address]

[NAME OF ENTITY]

By:___________________________
Name:
Title:

The completed, signed, and dated Notice of Intent to Participate should be sent as a PDF attachment to an e-mail message addressed to ffel.agreement process@ed.gov. The e-mail message subject line should read “Submission of Notice of Intent to Participate.”

For questions concerning the submission and receipt of the email please call (202) 377-4401.